                      SCHEDULE 14C INFORMATION STATEMENT

            INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

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                         GOLD SECURITIES CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

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                        GOLD SECURITIES CORPORATION

                            65 Railroad Avenue
                     Ridgefield, New Jersey 07657

                NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

     A Special Meeting of Stockholders of Gold Securities Corporation will be held at the offices of the Company on January 12, 1996, at 10:00 a.m. for the following purposes:

     1. To authorize and approve amendments to the Company's Articles of Incorporation to effect a .033 (thirty three one hundredths) for one reverse stock split of the Company's Common Stock and to authorize the issuance of Preferred Stock;

     2. To approve the adoption of an Agreement of Merger whereby the Company will change its state of incorporation from Idaho to Delaware pursuant to a "migratory merger" that will merge the Company into Evolutions, Inc., a Delaware corporation.

     3. To approve the adoption of the Company's 1996 Stock Option Plan.

     4. To ratify the appointment of Holtz Rubenstein & Co., LLP, as the Company's independent auditors for the fiscal year ending December 31, 1995.

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The meeting may be recessed from time to time, and at any reconvened meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders unless required by the By-laws of the Company.

     Stockholders of record at the close of business on December 18, 1995 are entitled to notice of, and to vote on all matters at the meeting and any adjournments thereof. A list of all stockholders will be available at the Meeting and, during the 10 days prior to the Meeting, at the offices of the Company, 65 Railroad Avenue, Ridgefield, New Jersey 07657.

                                   By Order of the Board of Directors,

                                   Paul Litwinczuk
                                   Corporate Secretary
                                   December ___, 1995

                          GOLD SECURITIES CORPORATION
                              65 Railroad Avenue
                         Ridgefield, New Jersey 07657


                             INFORMATION STATEMENT

     This Information Statement is furnished by the Board of Directors of Gold Securities Corporation, an Idaho corporation (the "Company"), in connection with a Special Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, on January 12, 1996, at 10:00 a.m., and at any adjournment thereof. This Information Statement and the accompanying materials will be mailed on or about December 22, 1995 to holders of record of common stock, no par value ("Common Stock"), of the Company as of the record date.

     The record date for determining stockholders entitled to notice of, and to vote at, the Meeting has been established as the close of business on December 18, 1995. On that date, the Company had outstanding and entitled to vote 18,726,189 shares of Common Stock. Holders of record of Common Stock on the record date will be entitled to one vote for each share held on all matters properly brought before the Meeting.

     A majority of all shares represented in person or by proxy at the Meeting constitutes a quorum. Abstentions are considered as shares present and entitled to vote and therefore will have the same effect as a vote against a matter at the Meeting. Shares held of record by a broker or its nominee are included in determining the number of votes present.

     The proposals to be submitted to stockholders for their approval requires the affirmative vote of a majority of the votes cast at the Meeting.


                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY

                               INTRODUCTION

General

     The Company was incorporated in 1922 under the laws of the State of Idaho under the name of Kaniksu Mining Company. In 1981, the Company merged with Gold Securities Inc., a Washington corporation, and changed its name to Gold Securities Corporation. The Company's current address is 65 Railroad Avenue, Ridgefield, New Jersey 07657. Its telephone number at that address is (201) 941-6550.

     On July 21, 1995, the Company entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which on July 24, 1995, the Company acquired Evolutions, Inc., a New Jersey corporation ("EVI"), a majority owned subsidiary of Pure Tech International, Inc., a Delaware corporation ("Pure Tech"). The transaction was consummated by merging a wholly owned subsidiary of the Company into EVI.

     Under the Agreement, in exchange for the merger, the Company issued an aggregate of 10,000,000 shares of the Company's Common Stock to the holders of EVI Common Stock, consisting of 8,800,000 shares to Pure Tech and 1,200,000 shares to the other shareholders of EVI. An additional 88,851,174 shares of Common Stock will be issued to these persons and certain other persons upon shareholders' approval of amendments to the Company's Articles of Incorporation to allow for such additional issuance. See "Amendments to Articles of Incorporation." As a result of this transaction, Pure Tech currently holds approximately 47% of the Company's Common Stock. Upon the issuance of the additional Common Stock contemplated under the Agreement, Pure Tech will hold approximately 75% of the Company's outstanding Common Stock. See "Principal Shareholders."

     In connection with the Agreement, Messrs. Howard Michaelson and Gordon Hawk resigned from the Company's Board. Michael Nafash, President of EVI, was elected to the Company's Board and was appointed the Company's President and Chief Executive Officer. Under the terms of the Agreement, Robert O'Brien resigned as the Company's President but will remain on the Company's Board. The parties agreed that upon meeting the shareholder information requirements of Rule 14(f) under the Securities Exchange Act of 1934, David C. Katz, President and a director of Pure Tech, and Paul Litwinczuk, Pure Tech's Secretary, would be elected to the Company's Board. The Company believes that distribution of this Information Statement constitutes compliance with Rule 14(f).

Description of EVI

     EVI is engaged in developing and expanding markets for products manufactured from recycled materials that promote environmental awareness.
EVI's initial concentration has been on the manufacture of casual apparel, including T-shirts, sweat shirts and baseball caps. EVI believes that this area affords it the opportunity to create products that are substantially identical in quality to, and compete in price with, non-environmental products. Many of its products carry environmental imprints and have been used at grammar schools in fundraising campaigns for environmental purposes and to advance children's awareness of the environment. Special events, such as Earth Day, are often used by EVI to generate interest in its products. EVI's current campaigns have been endorsed by the National Wildlife Federation, a private not for profit organization. In addition to expanding its line of apparel, EVI is exploring opportunities to diversify its business into other areas, such as the production of toy products.

     On September 27, 1995, Kidsview, Inc., a wholly owned subsidiary of EVI ("Kidsview"), purchased certain assets (the "Asset Purchase") of Direct Connect International Inc. ("DCI"), consisting primarily of a line of toy animals marketed under the tradenames ZOO BORNS and TEA BUNNIES. In consideration for the purchase, EVI, among other things, conditionally released DCI of an aggregate of $1,100,000 in indebtedness to EVI. In addition, the Company agreed to issue to DCI 1,500,000 shares of its Common Stock, which issuance is contingent upon shareholders' approval of proposals to amend the Company's Articles of Incorporation. See "Amendments to the Articles of Incorporation." Up to an additional 4,000,000 shares of the Company's Common Stock will be issued to DCI if over a period of three years certain net sales and earnings tests are met in connection with the business acquired from DCI. Under the terms of the agreement between EVI and DCI, Kidsview and DCI entered into a management agreement pursuant to which DCI will continue to manage the business relating to the toy animals for a monthly fee of up to $100,000.

     EVI's products consist of a 50-50 recycled polyester and reclaimed cotton blend. The polyester is produced from recycled common soda bottles. The cotton content consists of waste materials reclaimed from the process of separating cotton fibers from the seeds.

     EVI was incorporated in 1994 and is a majority owned subsidiary of Pure Tech, the principal businesses of which are the recycling of plastics and the injection molding of custom parts using both recycled and virgin materials. In addition, Pure Tech, through its majority held subsidiary, Plastic Specialties and Technologies, Inc., is involved in the manufacture of garden hose, specialty plastic compounds, fabricated precision plastic components and non-woven textile products.

AMENDMENTS TO ARTICLES OF INCORPORATION

     The Board of Directors of the Company has adopted a proposal declaring advisable amendments to the Articles of Incorporation of the Company to effect a
 .033 (thirty three one hundredths) for one reverse stock split of the Company's currently issued and outstanding Common Stock and to authorize the issuance of Preferred Stock (collectively, the "Amendments"). The Company is currently authorized to issue 50,000,000 shares of Common Stock, no par value. The number of shares of Common Stock the Company is authorized to issue will not be affected by the Amendments. As of the date hereof, there are issued and outstanding 18,726,189 shares of Common Stock. Adoption of the reverse stock split will reduce the presently issued and outstanding shares of Common Stock from 18,726,189 to 617,964. Any fractional interests resulting from the reverse stock split will be rounded up to the next higher whole number of shares.

     Except for the process of rounding up of fractional interests to the next higher whole number of shares, the proposed reverse stock split will not affect any shareholder's proportionate equity interest in the Company. However, upon approval of the Amendments, under the terms of the Agreement and in connection with the Asset Purchase, the Company will issue an aggregate of 90,351,174 shares (2,981,589 on a post reverse split basis). See "Introduction--General" and "--Description of EVI." The proposed form of the Articles of Amendment is attached hereto as Attachment A.

     The number of issued shares after the reverse stock split is approximate. Except for changes resulting from the reverse stock split, the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the proposed reverse stock split.

     The Articles of Incorporation of the Company, as amended in accordance with the proposed provisions described herein, will be substantially similar to the Certificate of Incorporation of the surviving corporation in the Merger described under "Merger into Delaware Company" and will greatly facilitate the Merger.

The Amendments

    Reverse Stock Split

     Adoption of the reverse stock split will reduce the presently issued and outstanding shares of Common Stock from 18,726,189 to 617,964. The Company believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed reverse stock split should increase the per share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's shareholders. However, the increase in the per share price of the Common Stock as a consequence of the proposed reverse stock split may be proportionately less than the decrease in the number of shares outstanding. In addition, any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed reverse stock split. Nevertheless, the proposed reverse stock split could result in a per share price that adequately compensates for the adverse impact of the market factors noted above. There can, however, be no assurance that the favorable effects described above will occur, or that any increase in per share price of the Common Stock resulting from the proposed reverse stock split will be maintained for any period of time.

     Commencing with the effectiveness of the reverse stock split, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares resulting from the reverse stock split. Currently outstanding certificates do not have to be surrendered in exchange for new certificates in connection with the reverse stock split. Rather, new stock certificates reflecting the number of shares resulting from the reverse stock split will be issued only as currently outstanding certificates are transferred.

     No fractional shares will be issued. All fractional interests resulting from the reverse stock split will be increased to the next higher whole number of shares. The Company believes that the approximate total number of beneficial holders of the Common Stock of the Company is in excess of 300, based on information received from the transfer agent. After the reverse stock split the

Company estimates that, based on the shareholdings as of December 7, 1995, it will continue to have approximately the same number of shareholders.

     The number of issued shares after the reverse stock split is approximate. Except for changes resulting from the reverse stock split, the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the proposed reverse stock split.

     There can be no assurance that the market price of the Common Stock after the proposed reverse stock split will be proportionately greater than the market price before the proposed reverse stock split, or that such price will either exceed or remain in excess of the current market price.

     The Company is currently authorized to issue 50,000,000 shares of Common Stock, no par value. The number of shares of Common Stock the Company is authorized to issue will not be affected by the

Amendments. As a result of the reverse stock split, the Company will have 49,382,036 shares available for future issuances. This will enable the Company to issue an aggregate of 90,351,174 shares (2,981,589 on a post reverse split basis) in connection with the Agreement and the Asset Purchase. See "Introduction- -General" and "--Description of EVI." In addition, sufficient shares will be readily available for use in any acquisition or financing or upon the exercise of options. See "Approval of 1995 Stock Option Plan.".

     Shares that are presently authorized but not issued and outstanding would be issuable at any time and from time to time, by action of the Board of Directors without further authorization from the Company's stockholders, except as otherwise required by applicable law or rules and regulations to which the Company may be subject, to such persons and for such consideration as the Board of Directors determines. This will permit the Company to consider acquisitions or other transactions which may require the issuance of shares of Common Stock. The Company is considering potential financing transactions which would involve the issuance of Common Stock. However, other than in connection with the Agreement and the Asset Purchase, the Company has no commitments which would require the issuance of any shares of Common Stock. See "Introduction-General" and "Reverse Stock Split."

     Current holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the shares of Common Stock which are authorized but not issued and outstanding. Voting rights afforded to shares of Common Stock upon their issuance would have a dilutive effect on the voting power of the outstanding Common Stock of the Company. Issuance of any of such additional shares of Common Stock could also have a dilutive effect on stockholders' equity in the Company.

     Management and certain principal shareholders of the Company have a personal interest in the adoption of the reverse stock split since it will enable the Company to issue additional shares of Common Stock pursuant to the terms of the Agreement. See "Introduction-General." All directors and officers intend to vote their stock in favor of the Amendments. The Board of Directors recommends a vote in favor of the reverse stock split.

     Federal Income Tax Consequences

     The following material is based on discussions with counsel. No opinion of counsel has been obtained. Shareholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.

     1.   The proposed reverse stock split will be a reorganization described in section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. The Company will recognize no gain or loss as a result of the proposed reverse stock split.

     3. Shareholders will recognize no gain or loss to the extent that currently outstanding shares of Common Stock are exchanged for new shares of Common Stock pursuant to the proposed reverse stock split.

     4. The basis of the new Common Stock received in exchange for Common Stock pursuant to the proposed reverse stock split will be the same as the shareholders' basis in the stock exchanged. Therefore, the new shares of Common Stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by that shareholder immediately prior to the proposed reverse stock split.

     5. Shareholders whose fractional interests will be rounded up to the next whole number of shares will recognize gain equal to the difference between the fractional amount of shares owned by them and the whole number of shares they receive pursuant to the proposed reverse stock split. Assuming that such shareholders have held their Common Stock as a capital asset and have held such stock for more than one year, the gain recognized upon the receipt of the whole shares in lieu of fractional shares will be capital gain.

     Authority to Issue Preferred Stock

     The Company proposes to authorize the issuance of Preferred Stock. The Board of Directors will have the authority to issue up to 5,000,000 shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series, the voting powers, designation, preferences and relative participation, optional or other special rights and qualifications, limitations or restrictions thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series, without any further vote or action by the stockholders. Such Preferred Stock may be used in acquisitions or to obtain financing.


     The issuance of preferred stock by the Board of Directors could adversely affect the rights of the holders of Common Stock. For example, such issuance could result in a class of securities outstanding that would have preferences with respect to voting rights and dividends and in liquidation over the Common Stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock. The authority possessed by the Board of Directors to issue preferred stock could potentially be used to discourage attempts by others to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult to achieve or more costly. There are no agreements or understandings regarding the issuance of preferred stock and the Board of Directors has no present intention to issue preferred stock.

     The Articles of Incorporation of the Company, as amended in accordance with the proposed provisions described herein, will be substantially similar to the Certificate of Incorporation of the surviving corporation in the Merger described under "Merger into Delaware Company" and will greatly facilitate the Merger.

     Stockholders are urged to read the Amendments, the text of which is attached as Attachment A to this Information Statement.

Approval Required

     The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the Amendments. Pure Tech and Messrs. Robert O'Brien, Nafash, Katz and Litwinczuk who are entitled to vote in the aggregate 11,902,792 shares or 63.6% of the total number of shares entitled to vote, intend to vote for the proposed amendments.

     The Board of Directors does not intend to solicit any proxies or consents from any other shareholders in connection with this action or any other action proposed for the meeting.


                         MERGER INTO DELAWARE COMPANY

General

     The Board of Directors has recommended the adoption of the Agreement and Plan of Merger attached to the Information Statement as Attachment B, pursuant to which the Company will be merged (the "Merger"), into Evolutions, Inc., a Delaware corporation (the "Delaware Company"). Under the terms of the Merger, each outstanding share of the Company's Common Stock, no par value, will be converted into one share of the Delaware Company's Common Stock $.01 par value per share. The Articles of Incorporation of the Company, as amended in accordance with the proposed provisions described under "Amendments to the Articles of Incorporation," are substantially similar to the certificate of the Delaware Company, which will greatly facilitate the Merger.

     The purpose of the Merger is to change the place of incorporation of the Company from Idaho to Delaware, thereby enabling the Company to enjoy the benefits of certain provisions of Delaware law that the Board of Directors believes would be more beneficial to the Company than the comparable provisions of Idaho law. The Merger would not involve any change in the business, properties, management or capital structure of the Company. Upon the effective date of the Merger, the Delaware Company will be the continuing corporation and will own all of the assets and will be responsible for all of the liabilities of the Company. The Delaware Company will continue the Company's business under the name Evolutions, Inc.

Results of the Change to Delaware

     Summarized below are the principal differences between the Idaho Business Corporations Act ("BCA") and the Delaware General Corporation Law which may affect the interests of shareholders. This summary does not purport to be a complete statement of the differences between the BCA and the Delaware General Corporation Law and related laws affecting shareholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws. Shareholders of the Corporation are advised to consult with their own legal counsel regarding all such matters.

         Appraisal Rights:   Idaho law provides shareholders with appraisal
    rights in more situations than does Delaware law. Under Idaho law, a shareholder may be entitled to appraisal when the shareholders vote (1) to merge or consolidate with other corporations, or (2) to sell or exchange all or substantially all of its property and assets. Delaware, for example, does, not permit appraisal rights in the event of a merger or consolidation for the shares of any class or series which are listed on a national stock exchange or which are held of record by more than two thousand shareholders.

         Loans to Directors. Under Idaho law, loans to directors are generally prohibited unless approved by a majority of shareholders. Delaware law permits loans to directors if approved by the Board of Directors; shareholder approval is not required.

         Employee Stock Options. Idaho law forbids Idaho corporations to grant stock options to directors, officers or employees unless shareholder approval is obtained. Delaware law permits the grant of such options upon Board approval.

         Special Meetings of Shareholders. Idaho law allows a special meeting of shareholders to be called by 1/5 of the shares entitled to vote thereon. Delaware law allows a corporation to determine the number of shares needed to call a special meeting.

         Action by Shareholders without Meeting. Under Idaho law, shareholders' actions taken without a meeting require unanimous consent. Delaware law permits any such action to be taken by majority vote, provided that written notice is sent to the other shareholders informing them of the actions taken.

Summary of Purpose and Effects of Provisions of the Delaware Company's Charter Documents

     The purpose of the Merger and the adoption of the Delaware Company's Certificate of Incorporation and By-laws is to assure the continuity and stability of the Company's business strategies and policies through the creation of greater procedural flexibility in the conduct of its affairs as allowed under Delaware law and explained in the immediate preceding section. The Delaware Company's Certificate of Incorporation and By-laws are basically the same as the Company's present Articles of Incorporation, as amended in accordance with the proposed provisions described under "The Amendments" and By-laws.

     The By-laws of the Delaware corporation provide that a special meeting may be called by the Board of Directors and by certain executive officers of the corporation. It will therefore not be possible for a small minority of the stockholders to have a disproportionate impact on the affairs of the company by calling special meetings possibly aimed at disrupting the implementation of the Board's policies.

     In addition, the Board believes that the ability by the Delaware corporation to grant stock options to Board members and senior management without a shareholders vote will facilitate the hiring of qualified individuals.

     All directors and officers of the Company have a personal interest in seeing the Merger approved to the extent that it relates to the company's increased ability to grant options to them. All directors and officers intend to vote their stock in favor of the merger proposal. The Board of Directors recommends a vote in favor of the merger proposal.

     The foregoing objectives will be accomplished through a "migratory merger", some of the principal features of which are as follows.

         (1) The Company will be merged into the Delaware Company, which will be the survivor of the Merger.

         (2) Subject to the applicable provisions regarding appraisal rights of the Company's shareholders who file a written objection to the proposed Merger, each share of the Company's Common Stock issued and outstanding on the effective date of the Merger will automatically become one share of Common Stock of the Delaware Company.

         (3) For Federal income tax purposes, no gain or loss will be recognized by the Company's shareholders, except those who exercise their appraisal rights.

         (4) The Delaware Company will succeed to the business of the Company, and the shareholders of the Company will become shareholders of the Delaware Company.


         (5) The Merger is not intended to effect any change in the business, property, management or capitalization of the Company.

         (6) The rights of the Company's shareholders, who upon consummation of the Merger will become shareholders of the Delaware Company, will be governed by the laws of the State of Delaware and by the terms and provisions of the Certificate of Incorporation and By-laws of the Delaware Company.

         (7) The officers and Directors serving the Company on the Effective Date of the Merger will thereupon hold the same offices with the Delaware Company.

     Shareholders have the right to dissent from the Merger and to demand and receive appraisal rights for their shares of Common Stock in the Company by complying with the requirements of Section 30-1-81 of the Idaho Business Corporation Act. See "Right to Dissent and Appraisal Rights of Shareholders Objecting to the Proposed Merger".

     The discussion contained in this Information Statement is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is attached hereto as Attachment B, and to the Certificate of Incorporation of the Delaware Company, as amended, a copy of which is attached hereto as Attachment C.

The Merger

     It is presently anticipated that the date on which the Merger will be consummated (the "Effective Date of the Merger") will be January 19, 1996 or as soon thereafter as practicable. However, the Board of Directors of the Company has reserved the right to abandon the Merger prior to the Effective Date of the Merger. See "Termination."

     Upon the Effective Date of the Merger each share of Common Stock of the Company will be converted automatically into one share of Common Stock of the Delaware Company and thereafter the outstanding certificates for shares of the Company's Common Stock will represent the same number of shares of Common Stock of the Delaware Company. Any shareholders desiring new certificates of the Delaware Company may submit their existing certificates representing shares of the Company to American Stock Transfer & Trust Company, the transfer agent of the Delaware Company, and obtain new certificates. The Company will obtain a new CUSIP number for shares of Common Stock authorized after the Effective Date of the Merger.

     The Delaware Company will assume the stock option plan which the Company intends to adopt. See "Approval of the Company's 1996 Stock Option Plan."

Federal Tax Consequences

     The following material is based on discussions with counsel. No opinion of counsel has been obtained. Shareholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.

     The Merger will constitute a reorganization under Section 368(a)(1) of the Code. For federal income tax purposes, no gain or loss will be recognized by the shareholders (other than shareholders who exercise their appraisal rights) of the Company on the automatic conversion of their shares of the Company into shares of the Delaware Company as a result of the Merger. Each shareholder (other than objecting shareholders) will have a basis in shares of the Delaware Company equal to his basis in his shares of the Company immediately prior to the Effective Date of the Merger and his holding period of shares of the Delaware Company will include the period during which he held the corresponding shares of the Company provided such shares were held by him as a capital asset on the Effective Date of the Merger. No gain or loss will be recognized by the Company or by the Delaware Company as a result of the Merger.

     The receipt of cash in exchange for their shares by objecting shareholders will be a taxable event to such shareholders. Each shareholder is advised to consult his attorney or tax advisor as to the Federal, state or local tax consequences of the proposed Merger in view of his individual circumstances.

Capital Stock of the Delaware Company

     The Certificate of Incorporation of the Delaware Company authorizes the issuance of 50,000,000 shares of Common Stock having a par value of $.01.
Except for those shares purchased from dissenting shareholders pursuant to their appraisal rights, each of the outstanding shares of the Company's Common Stock will be exchanged for one share of the Delaware Company's Common Stock.

     The shares of the Delaware Company, as well as the shares of the Company, have no preemptive, conversion, redemption or similar rights. Upon the liquidation of the Delaware Company, the holders of Common Stock would be entitled to share ratably in the net assets available for distribution to Common Stock shareholders. Since the shares of Common Stock of the Delaware Company, like those of the Company, do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.

     In addition, the Delaware Company is authorized to issue an aggregate of 5,000,000 shares of Preferred Stock. The Board of Directors will have the authority to issue such shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series, the voting powers, designation, preferences and relative participation, optional or other special rights and qualifications, limitations or restrictions thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series, without any further vote or action by the stockholders. Such Preferred Stock may be used in acquisitions or to obtain financing.

Right to Dissent and Appraisal Rights of Shareholders Objecting to the Proposed Merger

     Under Section 30-1-80 of the Idaho Business Corporation Act ("BCA"),

shareholders who object
to the Merger, have the right to obtain payment for their shares. Section 30-1-81 of the BCA sets forth the procedures for demanding such payment. Any shareholder of the Company who does not vote in favor of the Merger may, if the Merger is consummated, obtain payment in cash of the fair value of his shares by complying with the requirements of Section 30-1-81 of the BCA. Shareholders who vote in favor of the Merger lose the right to obtain payment for their shares. Upon approval of the Merger, the Company must give written notice of such authorization to each shareholder who did not vote in favor of the Merger. The notice will: (a) state where and when the demand for payment must be sent and where stock certificates are to be deposited, (b) inform the shareholders of the restrictions, if any, on the transfer of shares, (c) supply a form for demanding payment, and (d) be accompanied by a copy of Sections 30-1-80 and 30-1-81 of the BCA. Shareholders who fail to demand payment or deposit their shares in accordance with the notice, will have no rights to receive payment. Immediately upon consummation of the Merger, the Company must remit to the dissenting shareholders the fair value of their shares. Such remittance must be accompanied by the Company's most recent audited financial statements, a statement of the Company's estimate of fair value and a notice of the right to demand supplemental payment. Within 30 days after the remittance, the shareholder may send to the Company his own estimate of his shares. Within 60 days after the notice for supplemental payment has been received by the Company, it shall either settle with such shareholder or file a petition in the district court of Ada County, Idaho, for a determination of the fair value of the shares. A copy of such petition must be served on each dissenter whose demand has not been settled. Expenses in connection with any court proceedings are generally borne by the Company except to the extent that the court may deem equitable.

     The foregoing summary does not purport to be a complete statement of the provisions of Sections 30-1-80 and 30-1-81 of the BCA and is qualified in its entirety by reference to the relevant portions of such Sections copies of which are attached hereto as Attachments D and E.

     A dissenting shareholder who receives payment for his shares upon exercise of his right of appraisal will, subject to the provisions of Section 302(b) of the Internal Revenue Code, recognize gain or loss for Federal income tax purposes, measured by the difference between the basis for his shares and the amount of payment received.

Termination

     The Agreement and Plan of Merger provides that the Board of Directors may terminate and cancel the same at any time prior to the Effective Date of the Merger, either before or after submission of the Merger to a vote of shareholders.

Agreement and Plan of Merger and Charter Documents are Attached as Attachments

     Stockholders are urged to read the Agreement and Plan of Merger, and the

Certificate of Incorporation of the Delaware Company, as amended, the text of which are attached as Attachments B and C to this Information Statement, respectively.

Approval Required

     The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendments. Pure Tech and Messrs. Robert O'Brien, Nafash, Katz and Litwinczuk who are entitled to vote in the aggregate 11,902,792 shares or 63.6% of the total number of shares entitled to vote, intend to vote for the proposed amendments.


               APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN

     The Board has determined that the Company should adopt a Stock Option Plan in order to make options available to employees, officers, directors and others who render services to the Company. Accordingly, the Board has adopted the 1996 Stock Option Plan (the "1996 Plan") and recommends to the shareholders that the 1996 Plan be approved.

Summary of the 1996 Plan

     The Company may grant to its officers, key employees and others who render services to the Company, options to purchase ("Options") up to 15,000,000 shares (500,000 shares on a post-reverse split basis. See "Amendments to Articles of Incorporation-The Amendments--Reverse Stock Split") of the Company's Common Stock. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options. The exercise price may not be less than the fair market value per share (110% of the fair market value in the case of incentive stock options if the grantee owns more than 10% of the Company' stock). As of December 7, 1995 the closing bid price as reported on Nasdaq's Electronic Bulletin Board for a share of Common Stock was $0.08. Payment of this price shall be made in cash, or, with the consent of the Board, in whole or in part, in shares of Common Stock, by a promissory note or by an irrevocable instruction to a broker to sell shares acquired upon exercise and to deliver to the Company a portion of the proceeds equal to the exercise price. If an option granted under the 1996 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 1996 Plan.

     The 1996 Plan will be administered by the Board of Directors or a committee of the Board (the "Board"). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the management and growth of the Company. No Option may be exercised after the expiration of 10 years from the date of grant. No Option may be granted under the 1996 Plan after January ___, 2006.


     Incentive stock options are also subject to the following limitations: (i) The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

     An individual whose employment terminates by reason other than death may generally exercise an Option within a period after termination to be designated by the Board, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such Option was exercisable at the date of termination of employment. Exercise of an Option after termination of employment will be allowed only if, in the discretion of the Company, the Optionee has not engaged in conduct adverse to the Company's interest.

     The Board may, at any time, alter, suspend or terminate the 1996 Plan, except that the Board may not, without further approval of the shareholders, (1) increase the maximum number of shares for which Options may be granted under the 1996 Plan or which may be acquired by an individual employee, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Optionee is obtained.

     The foregoing summary of the 1996 Plan is qualified in its entirety by, and reference is hereby made to, the 1996 Plan, a copy of which is attached hereto as Attachment F. The Delaware Company will assume the 1996 Plan. See "Merger into Delaware Company."

Tax Matters

     The following material is based on discussions with counsel. No opinion of counsel has been obtained.

     The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long- term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain.

     The grant of an Option that is not an incentive stock option (a "non-qualified option") should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option, the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the Optionee is subject to the restrictions of Section 16(b), income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the Optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restriction of Section 16(b), as the case may be, should qualify as capital gain.

     In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee. If applicable holding period requirements in connection with an incentive stock option are not satisfied, no deduction will be available to the Company.

Approval Required

     The approval of a majority of the outstanding stock entitled to vote will be necessary to approve adoption of the 1996 Plan. Pure Tech and Messrs. Robert O'Brien, Nafash, Katz and Litwinczuk who are entitled to vote in the aggregate 11,902,792 shares or 63.6% of the total number of shares entitled to vote, intend to vote for adoption of the 1996 Plan.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Holtz Rubenstein & Co., LLP ("Holtz Rubenstein") , as the new independent auditors of the Company for 1995, subject to ratification by the Company's shareholders. Holtz Rubenstein was appointed upon the resignation of Terrence J. Dunne, CPA, Spokane, Washington, which resignation became effective September 27, 1995. Neither Mr. Dunne nor a representative of Holtz Rubenstein will attend the Meeting.

     The Company's financial statements for the fiscal year ended December 31, 1994, were audited by Mr. Dunne who had been the principal auditor of Registrant since March 1995. Mr. Dunne's reports did not contain any adverse opinion, disclaimer of opinion, modification or qualification as to uncertainty, audit scope or accounting principles. During the period of his engagement from March 31, 1995 until September 1995 there were no disagreements with Mr. Dunne on any matter of accounting principles and practices, financial statement disclosure, or audit scope and procedure, which disagreement if not resolved to the satisfaction of Mr. Dunne, would have caused him to make reference to the subject matter of the disagreement in connection with his report.

     Mr. Dunne replaced Daniel Murphy, CPA, as the Company's independent auditor. Mr. Murphy had served in such capacity during February and March 1995 and prior to January 1995. During the intervening period, the Company's engaged as its independent auditor the firm of Bayaa & Dimeglio, Certified Public Accountants ("Bayaa").

     Mr. Murphy's and Bayaa's reports did not contain any adverse opinion, disclaimer of opinion, modification or qualification as to uncertainty, audit scope or accounting principles. During the period of their respective engagements there were no disagreements with Mr. Murphy or with Bayaa on any matter of accounting principles and practices, financial statement disclosure, or audit scope and procedure, which disagreement if not resolved to the satisfaction of Mr. Murphy or Bayaa, would have caused Mr. Murphy or Bayaa to make reference to the subject matter of the disagreement in connection with their respective reports.

Approval Required

     The approval of a majority of the outstanding stock entitled to vote will be necessary to ratify the appointment of Holtz Rubenstein as the Company's independent auditors. Pure Tech and Messrs. Robert O'Brien, Nafash, Katz and Litwinczuk who are entitled to vote in the aggregate 11,902,792 shares or 63.6% of the total number of shares entitled to vote, intend to vote for ratification.

                                  MANAGEMENT

     The following sets forth the name and age, present position(s) with the Company, principal business occupations and committee service for the last five years of each person who is presently a director or executive officer of the Company, as well as the nominees who fill vacancies on the Company's Board on January ___, 1996 [not less than ten days from the date of mailing]. Stockholders are not voting on the initial election of these nominees.

        Name            Age             Position
        ----            ---             --------
    Michael Nafash      34        Chairman, President, Chief
                                  Executive Officer and Treasurer

    Robert O'Brien      60        Director

    Paul Litwinczuk     42        Vice President and Secretary

    Mark Mastroianni    33        Vice President

     Mr. Nafash has been Chairman, President and Chief Executive Officer of the

Company since July 1995. He has been the President of Evolutions, Inc. since February 1994. From June 1992 until March 1995 he worked for Pure Tech where he served as the Chief Financial Officer from October 1993. Prior thereto he had been a certified public accountant with Michaels, Nafash & Georgallas and with Weidenbaum Ryder, & Co.

     Mr. O'Brien had been President and a Director of the Company since 1982. He resigned from his position as President in July 1995. In addition from 1985 until July 1993, Mr. O'Brien was Secretary, Treasurer and a Director of Inland Resources, Inc., formerly known as Inland Gold and Silver Corp., a publicly traded company involved in the exploration of oil and gas.

     Mr. Litwinczuk has served as Secretary of Pure Tech since July 1994. From September 1991 until July 1994 he was Assistant Secretary of that Company. Prior to 1991, Mr. Litwinczuk was Administrative Manager with REI Distributors, Inc., a company engaged in glass recycling and fabrication of reprocessing equipment.

     Mr. Mastroianni has served as Vice President of the Company since October 1995. He is currently the Finance Manager of Pure Tech and has been with Pure Tech since 1993. From 1990 until 1993, Mr. Mastroianni was employed by Merrill Lynch as a financial analyst and systems liaison. From 1987 until 1990 he was a financial analyst and systems liaison at Prudential Insurance. He graduated cum laude from Rider College with a B.S. degree in Finance.

     On January ____, 1995 [not less than ten days from the date of mailing], the following individuals will by Board action fill vacancies on the Company's
Board:

        Name            Age       Position
        ----            ---       --------
    David C. Katz       54        Director

    Paul Litwinczuk     41        Director

    Mark Mastroianni    33        Director

     Mr. Katz has served as President of Pure Tech since August 1988 and as a director since September 1991. He was appointed Chief Operating Officer in March 1994. From 1987 until August 1988 he was an independent consultant to contract and food and beverage packers. From 1982 until 1987, he was Vice President and operations director for Taylor Wine Company, and was responsible for operation, distribution, purchasing and maintenance of the plant owned by Taylor Wine Company in Hammondsport, New York. From 1977 until 1982, he was U.S. manager of packaging for The Coca-Cola Company in Atlanta, Georgia and in 1978 and 1979 he coordinated the introduction of PET bottles to U.S. bottlers.

     Mr. Litwinczuk has served as Secretary of Pure Tech since July 1994. From September 1991 until July 1994 he was Assistant Secretary of that Company. Prior to 1991, Mr. Litwinczuk was Administrative Manager with REI Distributors,

Inc., a company engaged in glass recycling and fabrication of reprocessing equipment.

     Mr. Mastroianni has served as Vice President of the Company since October 1995. He is currently the Finance Manager of Pure Tech and has been with Pure Tech since 1993. From 1990 until 1993, Mr. Mastroianni was employed by Merrill Lynch as a financial analyst and systems liaison. From 1987 until 1990 he was a financial analyst and systems liaison at Prudential Insurance. He graduated cum laude from Rider College with a B.S. degree in Finance.

                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by the Company during the three fiscal years ended December 31, 1994 to its Chief Executive Officer. No employee of the Company received compensation in excess of $100,000 during these periods.

                                                      Restricted Stock
                    Year               Salary(1)      Awards
                    ----               ---------      ----------------


Robert W. O'Brien  1994                   -0-         $5,000
                   1993                   -0-         $5,000
                   1992                   -0-         $5,000

     (1) Pursuant to the regulations promulgated by the Securities and Exchange Commission, the table omits columns reserved for types of compensation not applicable to the Company.

     Committees of the Board

     The Company's Board does not currently have an audit, compensation or other committee. During the last fiscal year, Mr. O'Brien, the Company's former Chairman and President, participated in deliberations with respect to executive compensation.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The table below sets forth, as of December 7, 1995, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's officers and directors and
(iii) all officers and directors of the Company as a group. Unless otherwise indicated, the address for all parties is c/o the Company, 65 Railroad Avenue, Ridgefield, NJ 07657.

                                         Shares Owned Beneficially
                                         -------------------------


Name                                    Number of Shares    Percentage
----                                    ----------------    ----------
Pure Tech International, Inc. (1)           8,800,000           47%

Michael Nafash (2)                            800,000          4.3%

Robert O'Brien
S. 1511 Riegel Court
Spokane, WA 99206                           2,102,792         11.2%

Paul Litwinczuk (3)                           200,000            1%

Mark Mastroianni (4)                                0            --

All current officers and directors as a
Group (4 persons) (2)(3)(4)                 3,102,792         16.6%

___________________

     (1) Does not include 71,785,196 shares of Common Stock (2,368,912 as adjusted for the post reverse stock split) to be issued upon approval of the Amendments.

     (2) Does not include 6,363,129 shares of Common Stock (209,983 as adjusted for the post reverse stock split) to be issued upon approval of the Amendments. In addition, does not include 3,000,000 shares of Common Stock (99,000 as adjusted for the post reverse stock split) issuable upon the exercise of stock options, which will become exercisable on July 31, 1996.

     (3) Does not include 1,590,782 shares of Common Stock (52,496 as adjusted for the post reverse stock split) to be issued upon approval of the Amendments.

     (4) Does not include 3,330,000 shares of Common Stock (109,890 as adjusted for the post reverse stock split) issuable upon the exercise of stock options, which will become exercisable on July 31, 1996.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based on information furnished to the Company, during the last fiscal year all applicable Section 16(a) filing requirements were met.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On July 24, 1995, the Company acquired EVI, a majority owned subsidiary of

Pure Tech. The transaction was consummated by merging a wholly owned subsidiary of the Company into EVI. In connection with the merger, Michael Nafash, President of EVI, was elected to the Company's Board and was appointed the Company's President and Chief Executive Officer. Robert O'Brien resigned as the Company's President but will remain on the Company's Board. The parties agreed that upon meeting the shareholder information requirements of Rule 14(f) under the Securities Exchange Act of 1934, David C. Katz, President of Pure Tech, and Paul Litwinczuk, an executive officer of Pure Tech, would be elected to the Company's Board. See "Introduction--General."

     In exchange for the merger, the Company issued an aggregate of 10,000,000 shares of the Company's Common Stock to the holders of EVI Common Stock, consisting of 8,800,000 shares to Pure Tech and 1,200,000 shares to other shareholders of EVI. An additional 88,851,174 shares of Common Stock will be issued to these persons and certain other persons upon shareholders' approval of the amendment to the Company's Articles of Incorporation increasing the authorized number of shares to allow such additional issuance. See "Amendments to Articles of Incorporation." As a result of this transaction, Pure Tech currently holds approximately 47% of the Company's Common Stock. Upon the issuance of the additional Common Stock contemplated under the Agreement, Pure Tech will hold approximately 75% of the Company's outstanding Common Stock. See "Principal Shareholders."

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Upon the approval of the Amendments, an aggregate of 88,851,174 shares of Common Stock will be issued to Pure Tech, and Messrs. Nafash, Litwinczuk and Katz, as well as certain other persons. See "Amendments to Articles of Incorporation", and "Principal Shareholders."

                                 OTHER MATTERS

     The Company knows of no items of business that are expected to be presented for consideration at the Meeting which are not enumerated herein.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     Pursuant to the rules applicable to this Information Statement, the Company is annexing as Attachments to this Information Statement its Form 10-K for the year ended December 31, 1994 (except that exhibits listed on the Form 10-K will be omitted from copies distributed pursuant hereto with copies of such exhibits to be available to requesting persons in accordance with the applicable rules), its Form 10-Q for the quarter ended September 30, 1995, as amended on December 8, 1995, as well as the Item 7 financial statements to the Company's Current Report on Form 8-K dated July 31, 1995, as amended on September 28, 1995, which contains financial statements and pro forma financial information to account for the acquisition by the Company of EVI, and to the Company's Current Report on Form 8-K dated October 10, 1995, as amended on December 8, 1995, which contains financial statements and pro forma financial information to account for the acquisition by the Company of the Assets from DCI.


     The following documents, which have been filed with the Commission by the Company are incorporated herein by reference and made a part hereof:

         (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1994;

         (2) Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, as amended on December 8, 1995;

         (3) Complete audited financial statements for Evolutions, Inc. from its date of inception on January 21, 1994 until December 31, 1994, and for the six month period ended June 30, 1995, as well as Pro Forma Financial Information included in Item 7 of the Company's Current Report on Form 8-K dated July 31, 1995, for an event dated July 21, 1995, as amended on September 28, 1995; and

         (4) Complete audited financial statements for DCI's Zoo Borns Division for its fiscal year ended April 30, 1995, as well as unaudited financial information for the period ended September 30, 1995 and Pro Forma Financial Information, included in Item 7 of the Company's Current Report on Form 8-K for an event dated September 27, 1995, dated October 10, 1995, as amended on December 8, 1995.

     The Commission file number for all of the Company's documents which are incorporated by reference herein is 1-8958. All documents filed by the Company pursuant to Sections 13 (a), 13 (c), 14 and 15 (d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing thereof. Any statement contained herein shall be deemed to be modified or superseded for all purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

Dated:  Ridgefield, New Jersey
          December ___, 1995

                             By Order of the Board of Directors

                                  Paul Litwinczuk, Secretary

                              List of Attachments


Attachment A                      Articles of Amendment to the Articles of
                                  Incorporation of the Company

Attachment B                      Agreement and Plan of Merger

Attachment C                      Certificate of Incorporation of the Delaware
                                  Company, as amended

Attachment D                      Appraisal Rights provisions: Section 30-1-80

Attachment E                      Appraisal Rights provisions: Section 30-1-81

Attachment F                      1995 Stock Option Plan

Attachment G                      Form 10-K for the fiscal year ended December
                                  31, 1994

Attachment H                      Quarterly Report on Form 10-Q for the quarter
                                  ended September 30, 1995, as amended on
                                  December 8, 1995

Attachment I                      Complete financial statements for Evolutions,
                                  Inc. from its date of inception on January
                                  21, 1994 until December 31, 1994, and for the six month period ending June 30, 1995, and Pro Forma Financial Information

Attachment J                      Complete audited financial statements for
                                  DCI's Zoo Borns Division for its fiscal year ended April 30, 1995, and for the period ended
                                  September 26, 1995 (unaudited) and Pro Forma
                                  Financial Information

                                                                ATTACHMENT A

                      Articles of Amendment
                to the Articles of Incorporation
                                of
                   GOLD SECURITIES CORPORATION
                              under
      Section 30-1-58 of the Idaho Business Corporation Act

     The undersigned corporation declares as follows:

     FIRST:  the name of the corporation is GOLD SECURITIES
CORPORATION.

     SECOND: Prior to the filing of this Amendment, there were authorized for issuance 50,000,000 shares of Common Stock, no par value, of which 18,726,189 were issued, and 31,273,811 were unissued. Article V of the Articles of Incorporation as hereby amended, shall read in its entirety as follows:

          "(a) The total authorized capital stock of the Corporation shall be FIFTY MILLION (50,000,000) shares of Common Stock having no par value, and FIVE MILLION (5,000,000) shares of Preferred Stock, having no par value. At 5:00 p.m. on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of Common Stock held by each holder of record on such date shall be automatically combined at the rate of .033 (thirty three one hundredths) for one without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares shall be increased to the next higher whole number of shares.

          (b) All shares of the Class of Preferred shall be preferred over the class of Common as to dividends and liquidation rights.

          (c) (1) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of

     Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

               (A) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

               (B) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred
          Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

               (C) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

               (D) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

               (E) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

               (F) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

               (G) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

          (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by resolution of the Board of Directors, and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

          (3) Subject to any limitations set forth herein, Shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon."

     THIRD: The amendment to the Articles of Incorporation was authorized by vote or written consent of the Board of Directors, followed by the vote of the holders of ____________ shares of Common Stock out of a total of 18,726,189 issued and outstanding shares entitled to vote on the amendment at a duly called meeting of Shareholders on ___________, 1996. The amendment was opposed by ______ shares of Common Stock entitled to vote thereon.

     IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this ____ day of __________, 1996.



                              GOLD SECURITIES CORPORATION

                              By: ______________________________
                                                  President

                              By: ______________________________
                                                  Secretary

                                                                ATTACHMENT B


          THIS PLAN AND AGREEMENT OF MERGER by and between Gold Securities Corporation, an Idaho corporation (herein sometimes called the "Idaho Corporation") and Evolutions, Inc., a Delaware corporation (herein sometimes called the "Delaware Corporation")

                      W I T N E S S E T H :

          WHEREAS, the Idaho Corporation was incorporated by the filing of a Certificate of Incorporation in the office of the Secretary of State of the State of Idaho on September 16, 1922 under the name Kaniksu Mining Company; the total number of shares which it is authorized to issue is 50,000,000 shares of Common
Stock, no par value, and 5,000,000 shares of Preferred Stock, par value $.01; and the total number of shares which are issued and outstanding is 18,726,189 shares of Common Stock (617,964 if a proposal for a .033 for one reverse stock split is approved by the Idaho Corporation's shareholders);

          WHEREAS, the Delaware corporation was incorporated on February 7, 1994 under the provisions of the General corporation Law of the State of Delaware; its registered office in Delaware is in the City of Dover, County of Kent; the total number of shares which it is authorized to issue is 50,000,000 Common Stock, par value $.01 per share and 5,000,000 shares of Preferred Stock, par value $.01; and no shares have been issued; and

          WHEREAS, the laws of the State of Delaware and Idaho permit the merger of said corporations (herein sometimes called the "constituent corporations") into a single corporation; and

          WHEREAS, it is deemed advisable by the Board of Directors of each of the constituent corporations that the Delaware corporation merge the Idaho corporation into the Delaware corporation;

          NOW, THEREFORE, it is agreed as follows:

          1. The Idaho corporation as of the Effective Date shall be and hereby is merged pursuant to Section 252 of the General corporation Law of the State of Delaware into the Delaware corporation. The Delaware corporation shall be the surviving corporation and it shall continue and shall be deemed to continue for all purposes whatsoever after the merger with and into itself of the Idaho corporation. For convenience, the Delaware corporation, as it shall exist as the surviving corporation after such merger, is hereinafter referred to as the "corporation".

          2. The Merger shall become effective when this Agreement has been adopted by the Idaho corporation and by the Delaware corporation and appropriate documentation has been prepared and filed in accordance with the laws of the States of Idaho and Delaware. For operational, accounting and bookkeeping purposes, the time when the Merger shall become effective is referred to herein as the "Effective Date" which shall be the date fixed in accordance with the laws of and the documentation filed with the state of incorporation of the Surviving Corporation.

          3. After the Effective Date, the corporation shall be governed by the laws of the State of Delaware and its name shall continue to be Evolutions, Inc. The present Certificate of Incorporation of the corporation shall continue to be the Certificate of Incorporation of the corporation. The present By-Laws of the Delaware corporation shall be and remain the By-Laws of the corporation and the existing By-Laws of the Idaho corporation shall no longer be in effect. The directors and officers of the Idaho Corporation immediately prior to the Effective Date shall be the directors of the corporation upon the Effective Date.

          4. Each share of Common Stock of the Idaho Corporation shall be converted into one share of Common Stock of the corporation. Each option to purchase a share of Common Stock of the Idaho Corporation shall be converted into an option to purchase one share of Common Stock of the corporation.

          5. Upon the Effective Date, the outstanding certificates for shares of the Idaho Corporation's Common Stock will, until replaced by the corporation, represent the same number of shares of Common Stock of the corporation.

          6. This Agreement may be terminated and abandoned by action of the Board of Directors of the Idaho corporation or the Delaware corporation at any time prior to the Effective Date, for any reason whatsoever.

          7. This Agreement, upon its being authorized, adopted, approved, signed and acknowledged by each of the constituent corporations in accordance with the laws under which it is formed, and filed in the office of the Secretary of State of the State of Delaware, shall take effect and shall thereupon be deemed and taken to be the Agreement and act of merger and consolidation of the constituent corporations; and the organization and separate corporate existence of the Idaho corporation, except in so far as it may be continued by statute, shall cease. The point of time at which the constituent corporations shall become a single corporation shall be the Effective Date.

          8.  Upon the Effective Date all and singular, the

rights, capacity, privileges, powers, franchises and authority of each of the constituent corporations, and all property real, personal and mixed, and all debts, obligations and liabilities, due to each of the constituent corporations on whatever account as well as for subscriptions for shares as for all other things, belonging to each of the constituent corporations shall be vested in the corporation; and all such property, rights, capacity, privileges, powers, franchises, authority and immunities and all and every other interest shall be thereafter as fully and effectually the property of the corporation as though they were the property of the several and respective constituent corporations, and shall not revert or be in any way impaired by reason of the Merger; provided however, that all rights of the creditors of the constituent corporations shall be preserved unimpaired and all debts, liabilities (including liability, if any, to dissenting shareholders) and duties of the respective constituent corporations shall thenceforth be attached to the corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the corporation.

          9. The Idaho Corporation agrees that from time to time as when it shall be requested by the corporation or by its successors or assigns, it will execute and deliver or cause to be executed and delivered all such other instruments and will take or cause to be taken such further or other action as the corporation may deem necessary or desirable in order to vest in and to confirm to the corporation title to all of the property, capacity, privileges, powers, franchises, authority, and immunities of the Idaho corporation and otherwise to carry out the intent and purposes of this Agreement.

          10. The corporation agrees that it may be served with process in the State of Delaware or in the State of Idaho, in any proceeding for enforcement of any obligation of the Idaho corporation as well as for enforcement of any obligation of the corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in any appraisal proceeding pursuant to Section 30-1-80 of the Idaho Business Corporation Act and shall irrevocably appoint the Secretary of State of the State of Delaware as its agent in Delaware and the Secretary of State of the State of Idaho as its agent in Idaho to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware shall be c/o United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901, and by the Secretary of State of the State of Idaho shall be 65 Railroad Avenue, Ridgefield, New Jersey 07657.

          11. The corporation hereby reserves the right to amend, alter, change or repeal any provisions contained in any of the articles of this Agreement or as the same may hereafter be amended, in the manner now or hereafter provided by the laws of the State of Delaware and all rights of the stockholders of the corporation are granted subject to this reservation.

     IN WITNESS WHEREOF, we have signed this Agreement this ___ day of __________________, 1995.

                    GOLD SECURITIES CORPORATION


                    By:
                       -----------------------------------
                       President



                     EVOLUTIONS, INC.


                    By:
                       -----------------------------------
                        President

                                                                ATTACHMENT C

                     CERTIFICATE OF INCORPORATION

                                  OF

                           EVOLUTIONS, INC.

                               --------

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

     FIRST: The name of the corporation (hereinafter called the "corporation") is EVOLUTIONS, INC.

     SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover 19901, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of stock which the corporation shall have authority to issue is one thousand. The par value of each of such shares is one cent. All such shares are of one class and are shares of Common Stock.

     FIFTH: The name and the mailing address of the incorporator are as follows:

     NAME                                   MAILING ADDRESS
     ----                                   ---------------
Stephen Kenyon-Slade                  885 Third Avenue
                                      New York, New York 10022

     SIXTH: The corporation is to have perpetual existence.

     SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     EIGHTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

         2. After the original or other Bylaws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

         3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

     NINTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

     TENTH: The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

     Signed on February 4, 1994.

                                        /s/ STEPHEN KENYON-SLADE
                                       --------------------------
                                              Incorporator

                                          STEPHEN KENYON-SLADE

                CERTIFICATE OF AMENDMENT OF CERTIFICATE
                  OF INCORPORATION BEFORE PAYMENT OF
                        ANY PART OF THE CAPITAL

                                  OF

                           EVOLUTIONS, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is Evolutions, Inc.

2.  The corporation has not received any payment for any of its stock.

3. The certificate of incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article Fourth:

    "Fourth: The total number of shares of stock which the corporation shall have authority to issue is one hundred thousand. The par value of each such share is one cent. All such shares are of one class and are shares of Common Stock."

4. The amendment of the certificate of incorporation of the corporation herein certified was duly adopted, pursuant to the provisions of Section 241 of the General Corporation Law of the State of Delaware, by at least a majority of the directors who have been elected and qualified.

Signed on February 18, 1994.

Attest:

                                               /s/ Michael Nafash
                                               ------------------------
                                               Name: Michael Nafash
                                               Title: President

/s/ Mark Mastroianni
-------------------------
Name: Mark Mastroianni
Title: Assistant Secretary

                     CERTIFICATE OF AMENDMENT
                                OF
                   CERTIFICATE OF INCORPORATION
                                OF
                         EVOLUTIONS, INC.

     The undersigned corporation in order to amend its Certificate of Incorporation, hereby certifies as follows:

     FIRST: The name of the corporation is Evolutions, Inc. It was incorporated in accordance with the General Corporation Law of Delaware on February 7, 1994.

     SECOND: The Certificate of Incorporation of the corporation is hereby amended as follows:

     (a) The corporation wishes to appoint a new registered agent in the State of Delaware, and to that end amends in its entirety
Article SECOND to read as follows:

     "SECOND: The address of the Corporation's registered office in the State of Delaware is 15 East North Street, Dover, Delaware
19901.  The registered agent at such address shall be United
Corporate Services, Inc."

     (b) The corporation wishes to increase the number of shares of common stock it is authorized to issue from 100,000 to 50,000,000, par value $.01 per share, and to be authorized to issue shares of Preferred Stock, par value $.01 per share, and to that end further amends in its entirety Article FOURTH to read as follows:

     "FOURTH: a. The total number of shares of stock which the corporation shall have authority to issue is 50,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share.

               b. (1) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

               (A) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

               (B) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred
          Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

               (C) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

               (D) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

               (E) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

               (F) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

               (G) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of

          Directors may determine.

          (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by resolution of the Board of Directors, and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

          (3) Subject to any limitations set forth herein, Shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon."

     THIRD: The Corporation has not received payment for any of its stock and the amendments affected herein were authorized by the consent in writing, setting forth the action so taken, unanimously signed by the directors of the Corporation pursuant to Section 241 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury this 25th day of October 1995.



                                    /s/ Michael Nafash
                                   -------------------------
                                   Michael Nafash, President

                                                                ATTACHMENT D

30-1-80. Right of shareholders to dissent and obtain payment for shares.- (a) Any shareholder of a corporation shall have the right to dissent from, and to obtain payment for his shares in the event of any of the following corporate actions:

     (1) Any plan of merger or consolidation to which the corporation is a party, except as provided in subsection (c) of this section;

     (2) Any sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the corporation not made in the usual or regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within (1) year after the date of sale;

     (3) Any plan of exchange to which the corporation is a party, as the corporation the shares of which are to be acquired;

     (4) Any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting shareholder in that it:

          (i) Alters or abolishes a preferential right of such shares;

          (ii) Creates, alters or abolishes a right in respect of the redemption of such shares, including a provision respecting a sinking fund for the redemption or repurchase of such shares:

          (iii) Alters or abolishes a preemptive right of the holder of such shares to acquire shares or other securities;

          (iv) Excludes or limits the right of the holder of such shares to vote on any matter, or to cumulate his votes, except as such right may be limited by dilution through the issuance of shares of other securities with similar voting rights; or

     (5) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, the bylaws, or a resolution of the board of directors directs that dissenting shareholders shall have a right to obtain payment for their shares.

(b)  (1) A record holder of shares may assert dissenters' rights as to less than all the shares registered in his name only if he dissents with respect to all the shares beneficially owned by any one (1) person, and discloses the name and address of the persons on whose behalf the dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     (2) A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and shall be treated as a dissenting shareholder under the terms of this section and section 30-1-31, Idaho Code, if he submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.

(c) The right to obtain payment under this section shall not apply to the shareholders of the surviving corporation in a merger if a vote of the shareholders of such corporation is not necessary to authorize such merger.

(d) A shareholder of a corporation who has a right under this section to obtain payment for his shares shall have no right at law or in equity to attack the validity of the corporate action that gives rise to his right to obtain payment, nor to have the action set aside or rescinded, except when the corporate action is unlawful or fraudulent with regard to the complaining shareholder or to the corporation.

                                                                ATTACHMENT E

30-1-81. Procedures for protection of dissenters' rights.- (a) As used in this section:

     (1) "Dissenter" means a shareholder or beneficial owner who is entitled to and does assert dissenters' rights under section
30-1-80, Idaho Code, and who has performed every act required up to the time involved for the assertation of such rights.

     (2) "Corporation" means the issuer of the shares held by the dissenter before the corporate action or the successor by merger or consolidation of that issuer.

     (3) "Fair value" of shares means their value immediately before the effectuation of the corporate action to which the dissenter objects, excluding any application or depreciation in anticipation of such corporate action unless such exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans, or, if none, at such rate as is fair and equitable under all the circumstances.

(b) If a proposed corporate action which would give rise to dissenters' rights under subsection (a) of section 30-1-80, Idaho Code, is submitted to a vote at a meeting of shareholders, the notice of meeting shall notify all shareholders that they have or may have a right to dissent and obtain payment for their shares by complying with the terms of this section, and shall be accompanied by a copy of sections 30-1-80 and 30-1-81, Idaho Code.

(c) If the proposed corporate action is submitted to a vote at a meeting of shareholders, any shareholder who wishes to dissent and obtain payment for his shares shall refrain from voting his shares in approval of such action. A shareholder who votes in favor of such action shall acquire no right to payment for his shares under this section or section 30-1-80, Idaho Code.

(d) If the proposed corporate action is approved by the required vote at a meeting of shareholders, the corporation shall mail a further notice to all shareholders who refrained from voting in favor of the adoption of the plan of corporate action. The notice shall:

     (1) State where and when a demand for payment must be sent and certificates of certificated shares must be deposited in order to obtain payment;


     (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment was received;

     (3) Supply a form for demanding payment which includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares; and

     (4) Be accompanied by a copy of sections 30-1-80 and 30-1-
81, Idaho Code.   The time set of the demand and deposit shall be
not less than thirty (30) days  from the mailing of the notice.

(e) A shareholder who fails to demand payment or fails (in the case of certificated shares) to deposit certificates, as required by a notice pursuant to subsection (d) of this section shall have no right under this section or section 30-1-80, Idaho Code, to receive payment for his shares. If the shares are not represented by certificates, the corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporation action, or the release of restrictions under the terms of the subsection (f) of this section. The dissenter shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

(f) (1) Within sixty (60) days after the date set for demanding payment and depositing certificates, if the corporation has not effectuated the proposed corporate action and remitted payment for shares pursuant to paragraph (3) of this subsection, it shall return any certificates that have been deposited, and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

     (2) When uncertificated shares have been released from transfer restrictions, and deposited certificates have been returned, the corporation may at any time send a new notice conforming to the requirements of subsection (d) of this section, with like effect.

     (3) Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the corporation shall remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates, the amount which the corporation estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

          (i) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than sixteen (16) months before the date of remittance, together with the latest available interim financial statements;

          (ii) A statement of the corporation's estimate of fair value of the shares; and

          (iii) A notice of the dissenter's right to demand supplemental payment.

     (g) (1) If the corporation fails to remit as required by subsection (f) hereof, or if the dissenter believes that the amount remitted is less than the fair value of his shares, or that the interest is not correctly determined, he may send the corporation his own estimate of the value of the shares or of the interest and demand payment of the deficiency.

     (2) If the dissenter does not file such an estimate within thirty (30) days after the corporation's mailing of its remittance, he shall be entitled to no more than the amount remitted.

     (h) (1) Within sixty (60) days after receiving a demand for payment pursuant to subsection (g) hereof, if any such demands for payment remain unsettled, the corporation shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court.

     (2) An appropriate court shall be the district court in the county of this state where the registered office of the corporation is located. If, in the case of a merger or consolidation or exchange of shares, the corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the foreign corporation was last located. If there is no known registered office, the petition may be filed in Ada County, Idaho.

     (3) All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the petition shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him by registered or certified mail or by publication as provided by law.

     (4) The jurisdiction of the court shall be plenary and exclusive. the court may appoint one (1) or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or in any amendment thereof. The dissenters shall be entitled to discovery in the same manner as parties in other civil suits.


     (5) All dissenters who are made parties shall be entitled to judgment for the amount by which the fair of their shares is found to exceed the amount previously remitted, with interest.

     (6) If the corporation fails to file a petition as provided in paragraph (1) of this subsection (h), each dissenter who made a demand and who has not already settled his claim against the corporation shall be paid by the corporation the amount demanded by him, with interest, and may sue therefor in an appropriate court.

(i)  (1) The cost and expenses of any proceeding under subsection
(h) of this section, including the reasonable compensation and expenses of appraisers appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed as the court may deem equitable against all or some of the dissenters who are parties and whose action in demanding supplemental payment the court finds to be arbitrary, vexatious, or not in good faith.

     (2) Fees and expenses of counsel and of experts for the respective parties may be assessed as the court may deem equitable against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this section, and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section and section 30-1-80, Idaho Code.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

     (j) (1) Notwithstanding the foregoing provisions of this section, the corporation may elect to withhold the remittance required by subsection(f) of this section from any dissenter with respect to shares of which the dissenter (or the person on whose behalf the dissenter acts) was not the beneficial owner on the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. With respect to such shares, the corporation shall, upon effectuating the corporate action, state to each dissenter its estimate of the fair value of the shares, state the rate of interest to be used (explaining the basis thereof), and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction.


     (2) If the dissenter believes that the amount offered is less than the fair value of the shares and interest determined according to this section, he may within thirty (30) days after the date of mailing of the corporation's offer, mail the corporation his own estimate of fair value and interest, and demand their payment. If the dissenter fails to do so, he shall be entitled to no more than the corporation's offer.

     (3) If the dissenter makes a demand as provided in paragraph
(2) of this subsection (j), the provisions of subsections (h) and
(i) of this section shall apply to further proceedings on the dissenter's demand.

                                                                ATTACHMENT F

                   GOLD SECURITIES CORPORATION
                  FORM OF 1996 STOCK OPTION PLAN

          There is hereby established a 1996 Stock Option Plan (the "Plan"). The Plan provides for the grant to certain employees and others who render services to Gold Securities Corporation or its subsidiaries (the "Company") of options ("Options") to purchase shares of common stock of the Company ("Common Stock").

          1. Purpose: The purpose of the Plan is to provide additional incentive to the officers, employees, and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Company and stimulate their efforts on behalf of the Company.

          2. The Stock: The aggregate number of shares of Common Stock which may be subject to Options shall not exceed 500,000 [on a post reverse split basis]. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

          3. Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-statutory options which do not qualify under such Section ("NSOs"), or both, in the discretion of the Board of Directors or any committee appointed by the Board (each, the "Committee"). The status of each Option shall be identified in the Option Agreement.

          4. Eligibility:

               a. ISOs may be granted to such employees
(including officers and directors who are employees) of the Company as the Committee shall select from time to time.

               b. NSOs may be granted to such employees
(including officers and directors) of the Company, and to other persons who render services to the Company, as the Committee shall select from time to time.


          5. General Terms of Options:

               a. Option Price.  The price or prices per share of

Common Stock to be sold pursuant to an Option (the "exercise price") shall be such as shall be fixed by the Committee but shall in any case not be less than:

                    (1) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Shareholder,

                    (2) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Shareholder, and

                    (3) the fair market value per share on the date of grant in the case of NSOs.

A "10% Shareholder" means an individual who within the meaning of
Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation.

               b. Period of Option Vesting. The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided that no ISO to a 10% Shareholder shall be exercisable more than five years after the date of grant.

               c. Special Rule for ISOs. The aggregate fair market value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and any excess shall be considered an NSO.

               d. Effect of Termination of Employment.

                    (1) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the Optionee's employment with or rendering of other services to the Company.

                    (2) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

                         (a)  prior to the 89th day after the
          date on which employment terminated, if termination was other than by reason of death; and


                         (b) within the twelve-month period next
          succeeding the death of the Optionee, if termination is by reason of death.

                    (3) The Committee shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

                    (4) After the date on which employment was terminated, in addition to any other applicable restrictions, Options may be exercised only if, in the Company's sole discretion, the Optionee has not during Optionee's employment or thereafter conducted himself in a way which adversely affects the Company.

               e. Payment for Shares of Common Stock. Upon exercise of an Option, the Optionee shall make full payment of the Option Price:

                    (1) in cash, or,

                    (2) with the consent of the Committee and to the extent permitted by it:

                         (a) with Common Stock of the Company
                    valued at fair market value on date of
                    exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings,

                         (b)  with a full recourse interest
                    bearing promissory note of the Optionee, secured by a pledge of the shares of Common Stock received upon exercise of such Option, and having such other terms and conditions as determined by the Committee,

                         (c) by delivering a properly executed
                    exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price, or

                         (d) any combination of any of the
                    foregoing.


               f. Option Exercises. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the terms of Section 1(e) above.

               g. Non-Transferability of Option. No Option shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution. During the Optionee's lifetime, such Option shall be exercisable only by such Optionee. If an Optionee should die while in the employ of the Company, the Option theretofore granted to the Optionee, to the extent then otherwise exercisable, shall be exercisable only by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the Optionee.

          6. Other Plan Terms.

               a. Number of Options which may be Granted to, and Number of Shares of Common Stock which may be Acquired by Employees.

                    (1) The Committee may grant more than one
Option to an individual, and, subject to the requirements of
Section 422 of the Code, with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

                    (2) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or otherwise to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

               b. Period of Grant of Options. Options under the Plan may be granted at any time after the Plan has been approved by the shareholders of the Company. However, no Option shall be granted under the Plan after _____________, 2005.

               c. Effect of Change in Common Stock. In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

               d. Optionees not Shareholders. An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

          7. Option Agreement. The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

          8. Certain Definitions.

               a. Fair Market Value. As used in the Plan, the term "fair market value" shall mean as of any date:

                    (1) if the Common Stock is not traded on any over-the-counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances,

                    (2) if the Common Stock is traded in the over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made, or


                    (3) if the Common Stock is listed on a
     national securities exchange, based on the most recent closing prices for the Common Stock of the Company on such exchange.

               b. Subsidiary and Parent. The term "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and (e) of the Internal

Revenue Code.

          9. Not an Employment Contract. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

          10. Withholding Taxes:

               (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

               (b) In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

               (c) In the case of a disposition described in Section (b), the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.


          11. Agreements and Representations of Optionees:

               As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

          12. Administration of the Plan:

               a. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options. Directors, including those that may be members of the Committee, shall be eligible to receive Options under the Plan.

               b. Subject to the express provisions of the Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the common stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 12 shall be conclusive.

               c. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

               d. The Committee may require that any Option
Shares issued be legended as necessary to comply with applicable federal and state securities laws.

          13. Amendment and Discontinuance of the Plan:

               a. The Board of Directors of the Company may at any time alter, suspend or terminate the Plan, but no change shall be made which will have a material adverse effect upon any

Option previously granted, unless the consent of the Optionee is obtained; provided, however, that the Board of Directors may not without further approval of the shareholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

               b. The Company intends that Options designated by the Committee as ISOs shall constitute ISOs under Section 422 of the Code. Should any provision in this Plan for ISOs not be necessary in order to so comply or should any additional provisions be required, the Board of Directors of the Company may amend the Plan accordingly without the necessity of obtaining the approval of the shareholders of the Company.

          14. Other Conditions: If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

          At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

          13. Approval; Effective Date; Governing Law. The Plan was adopted by the Board of Directors and was approved by the stockholders of the Company. The effective date of this Plan is ____________, 1996. This Plan shall be interpreted in accordance with the internal laws of the State of New Jersey.

                                                                ATTACHMENT G

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 10-K

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended

       December 31, 1994                    Commission File Number 1-8958
       -----------------                    -----------------------------

                          GOLD SECURITIES CORPORATION
                          ---------------------------
            (Exact name of registrant as specified in its charter)

             Idaho                                    91-1224178
      -------------------                             ----------
 (State or other jurisdiction of               IRS Employer I.D. Number
  incorporation or organization)

5503 E. Broadway, Spokane, Washington                    99212
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

P.O. Box 14027, Spokane, Washington                      99214
-----------------------------------------------------------------
(Permanent corporate mailing address)                  (Zip Code)

Registrant's phone number, including area code   (509) 535-4492

Securities registered pursuant to Section 12 (b) of the Act:
Common Non-Assessable Stock - No par value.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act during the preceding 12 months (or for such shorter periods that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
YES  X    NO ___

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K. /X/

The registrant's revenues for its most recent fiscal year were: $924.00.

The aggregate market value of the voting stock held by non-affiliates of the registrant was $330,027 as of April 5, 1995.

At April 5, 1995, the registrant had outstanding 8,726,189 shares of non-assessable no par value common stock.

The Exhibit Index is located on page 23 of this Form 10-K.

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                                    PART I

Item 1: Business

a) The Registrant was incorporated September 16, 1922, in the State of Idaho and authorized to issue capital stock in the amount of $300,000 divided into 3,000,000 shares with a par value of $.10 per share.

   On April 17, 1981, the shareholders of Kaniksu Mining Company, Inc. (an Idaho Corporation), and Gold Securities, Inc. (a Washington Corporation), approved the merger of the two Companies, Kaniksu Mining Company, Inc., being the surviving Company. The shareholders approved changing the name to Gold Securities Corporation and approved the par value change to no par value and changed the capitalization to 10,000,000 shares authorized.

   On December 15, 1986, the shareholders approved the increase in capitalization to 50,000,000 shares authorized. The shareholders also approved the elimination of Preemptive Rights.

   The Company is deemed to be a development stage company pursuant to Regulation S-X. As used herein, the term "development stage company" means a development stage company as defined in Statement of Financial Accounting Standards (Accounting and Reporting by Development Stage Enterprises). In using such term, the Company does not imply that its exploration has disclosed a commercially mineable ore deposit.

   The Company owns mining claims and has a lease agreement with Zortman
   Mining, Inc., a wholly owned subsidiary of Pegasus Gold Corp. These claims are located within the Little Rockies Mining District near Zortman/Landusky, Montana where Pegasus operates two gold and silver mines. The lease agreement, which covers 145 claims, is in effect until the year 2002 with an additional 5 year option available. In the event commercial production should commence on leased property, the Company will receive net profits royalties in addition to certain minimum payments. Some exploration has been done on these claims. It is not expected that any mining will be conducted on these claims in 1995. It is anticipated that exploration will continue for the next several years on this property. (See Item 2 - Properties)

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                               Part I, Continued

Item 1: Business, Continued

   The Company has no employees.

   It is felt that no other provisions of Item 101 of Regulation S-K needs to be addressed in this section of the Report because they are not applicable or will be more specifically answered in other sections of this Report.

Item 2: Properties

   Little Rockies Property

   The Company owns three mining claims plus royalty rights on 142 other claims in what is known as the Little Rockies Unorganized Mining District located near Landusky and Zortman, Montana, situated in Phillips County. The Area is about fifty (50) miles southwest of Malta, Montana and is bound in part on the West and North by the Fort Belknap Indian Reservation.

   On October 6, 1982, the Company leased its claims for twenty (20) years with an option for an additional five (5) years to Zortman Mining Inc., a wholly owned subsidiary of Pegasus Gold, Inc. The Lease was modified in 1986 and provided for advance royalty payments of $800 per month until August of 1988. After August of 1988, the payment was $400 per month until August of 1989, thence $200 per month until August of 1993. Now, if commercial production commences on these claims, then the Company would be entitled to $1000 per month minimum advanced royalty or at least 2-1/2% to 25% Defined Net Profits Royalty payment, whichever is greater.

   An additional 537 claims owned by Zortman Mining, Inc. are included in the royalty obligations of our lease. The Company has realized over $130,000 in various lease payments relative to these claims. In addition, Zortman Mining, Inc. has expended over $600,000 in related assessment work on these leased claims which has benefitted Gold Securities Corporation. Limited exploration is ongoing on certain of these claims which fall under our existing royalty agreements and the Company is hopeful that in the future an economic ore body could be discovered and mined from these claims. However, no determination as to the outcome of past and current exploration can be made at this time. But exploration will continue on the project.

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                               Part I, Continued


Item 3: Legal Proceedings

     None.

Item 4: Submission of Matters to a Vote of Security Holders

     None.

                                    PART II

Item 5: Market for the Registrant's Common Stock and Related Stockholders
        Matters

a)   (i)  Not Applicable

    (ii) The Registrant's common stock was listed on the Spokane Stock Exchange on June 26, 1986. The Spokane Stock Exchange closed its doors in May of 1991. The prices reflected below for the years 1994 and 1993 are from brokers that have quoted and traded the stock as it is now listed on the NASDAQ Bulletin Board and "Pink Sheets" under the stock symbol "GLDS".

                                        1994                  1993
                                        ----                  ----
                                    High    Low           High    Low
                                    ----    ---           ----    ---
                First Quarter       $.03    $.01          $.01    $.01
                Second Quarter      $.04    $.01          $.01    $.01
                Third Quarter       $.20    $.15          $.01    $.01
                Fourth Quarter      $.15    $.11          $.01    $.01


   (iii) The above table sets forth the range of high and low bid prices as reported by NASDAQ Bulletin Board Quotes and are from the market makers listed in the Pink Sheets. The quotes reflect inter-dealer prices without retail mark-up, or mark-down, or commissions, and may not represent actual trades.

b) As of December 31, 1994 there were 336 holders of record of the Registrant's common stock.

c) There have been no dividends paid by the Company and the Company has no plans at this time to declare any stock dividends. However, there are no restrictions on the payment of dividends on the Registrant's common stock.

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART II, Continued

Item 6:  Selected Financial Data

     Following is a summary of selected financial data which highlights significant trends in the Registrant's Financial Condition and Results of Operations.

                     1994         1993          1992          1991        1990
                     ----         ----          ----          ----        ----
Revenues:
---------
 Royalty        $     -0-     $  1,400     $   2,400      $  2,400     $  2,400
 Other                924          915         1,188         2,090        3,045
                      ---        -----         -----         -----        -----

                      924        2,315         3,588         4,490        5,545
                      ===        =====         =====         =====        =====

Net Earnings    $(256,231)    $(10,475)     $ (7,978)     $(47,327)    $(82,984)
  (Loss)          =======       ======         =====        ======       ======

Earnings per
common share
no dilution     $    (.03)    $  (.001)     $  (.001)     $  (.008)    $  (.015)
                      ===         ====          ====          ====         ====

Total assets    $  81,632     $325,766      $328,041      $327,619     $363,546
                   ======      =======       =======       =======      =======

Long Term       $     -0-     $    -0-      $    -0-      $    -0-     $    -0-
  Debt

Stockholders'   $  81,035     $325,766      $327,841      $327,619     $363,546
Equity             ======      =======       =======       =======      =======

Common shares
Outstanding     8,606,189    7,456,189     6,616,189     5,776,189    5,671,189

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART II, Continued

Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations


    The Company is primarily a development stage company and receives income from interest received from cash in money market accounts and from the occasional sale of its capital stock to investors on a private placement basis. This income is adequate to cover normal general operating expenses. However, this income will not be sufficient to sustain the overhead of the Company indefinitely.

    Office rent is paid either by cash or issuance of investment stock, or a combination of both.

    Management fee and Director's fees are financed by the issuance of investment stock in lieu of cash. This stock is issued as of the first trading day of each new year, or as prudently thereafter as practical. This method has been approved by the shareholders and the Board of Directors.

    1994 versus 1993

    Gross income for 1994 was $924 compared to gross income for 1993 of $2,315. Expenses for 1994 were $30,830 plus a writedown of mining claims for $226,325, compared to expenses for 1993 of $12,790. Management fee and Director's fees are a non-cash item.

    1993 versus 1992

    Gross income for 1993 was $2,315 compared to gross income for 1992 of $3,558. Expenses for 1993 were $12,790 compared to expenses for 1992 of $11,566. Management fee and Directors fees are a non-cash item. Lease income was $200 per month until August 1, 1993. No more lease income is due the registrant at this time.

    A significant cash deficit is not anticipated in 1995. The Company has adequate funds to cover any anticipated expenses for 1995. The Company will more than likely be required to raise operating funds for 1996 and beyond to continue to operate under present conditions. In the event additional funding is required, the Company would attempt to accomplish the required funding by the methods described in the Results of Operations Section of this Report. (See Item 7, c)

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART II, Continued

Item 7: Management's Discussion and Analysis of Financial Condition and results of Operations

 a) Liquidity and Capital Resources

    The principal assets of the Company are the mining claims included in the royalty leases with Pegasus Gold Corp. at Zortman/Landusky, Montana. The property covered by these Leases requires that certain rental fees and filing obligations be complied with on an annual basis. These functions have been done for several years by Pegasus and they will continue to do so while the Leases are in effect which is until at least until the year 2002.

 b) At the present time, the Company has no commitments for any significant capital expenditures. Capital expenditures should be small and the Company has adequate cash reserves to fund them through fiscal 1995.

 c) Results of Operations

    The Company at the present time really has no "Operations". Our initial business plan was to acquire a working interest in a gold mining operation. The Company has not been successful in this endeavor. We now intend to wait and see if Pegasus Gold Corp. discovers and mines economical ore from property that comes under our present leases. This should be determined one way or another within the next five years. If mining is achieved our income should improve considerably. However, it should be noted that if this does not occur, which is quite possible, then the Company's income will diminish and continue to do so under the Company's present operating conditions.

    Management believes that presently the most favorable business plan for the Company is to focus our efforts for a possible merger. There have been considerable inquiries relative to this possibility. To date, nothing definitive has been accomplished even though the Company did attempt by acquiring the assets of a California Partnership to do a deal that would have resulted in a change of control of the Company. This deal was subsequently rescinded and has no efffect on the present condition of the Company. More definitive information concerning this transaction is contained in Form 8-K which was timely filed.

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART II, Continued

Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations, Continued

    c) Results of Operations, Continued

    As previously mentioned, the Company will continue to search for a merger candidate or similar situation. If funding is required for a future event it is possible that such required funding will not be available. However, the Company believes that funding could be available by several methods. The main method would be the availability of 41,173,811 shares of authorized and unissued capital stock that could be used for asset infusion, operating capital, merger potential, etc. The Company does not anticipate any immediate funding needs, but our stock registration and listing on the NASDAQ Bulletin Board should enhance our capital funding capabilities.


    In summation, our corporate affairs remain solvent and the Company has adequate cash for this year's present operating expenses, no significant debt, and a positive outlook for the potential of a merger or acquisition during 1995.

Item 8:  Financial Statements and Supplementary Data

    Pages 8 through 20 of this Report contain the necessary financial data for compliance with this Form 10-K.

                      (This space left blank on purpose)

                          GOLD SECURITIES CORPORATION

                         (A DEVELOPMENT STAGE COMPANY)

                             FINANCIAL STATEMENTS

                          TERRENCE J. DUNNE, MBA, MST
                          Certified Public Accountant
Member:
SEC PRACTICE SECTION                                                  Suite 1100
  OF THE AMERICAN                                    Washington Trust Bank Bldg.
  INSTITUTE OF CERTIFIED                                        West 717 Sprague
  PUBLIC ACCOUNTANTS                                   Spokane, Washington 99204
WASHINGTON SOCIETY OF                                             (509) 747-6752
  CERTIFIED PUBLIC
  ACCOUNTANTS                                                         Since 1978

To The Board of Directors of
Gold Securities Corporation
Spokane, Washington

                         INDEPENDENT AUDITOR'S REPORT

I have audited the statement of financial position of Gold Securities Corporation (a development stage company) as of December 31, 1994 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit. The financial statements of Gold Securities Corporation as of December 31, 1993, and the years ended December 31, 1993 and 1992 and cumulative amounts from April 17, 1981, were audited by other auditors whose report dated March 10, 1994 expressed an unqualified opinion on these statements.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of Gold Securities Corporation as of December 31, 1994 and the results of operations, changes in stockholders' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

/s/ Terrence J. Dunne

Terrence J. Dunne
Certified Public Accountant

Spokane, Washington
April 7, 1995

Gold Securities Corporation          Statement of Financial Position As
(A Development Stage Company)        Of December 31, 1994 and 1993
-----------------------------------------------------------------------

                                     ASSETS
                                     ------
                                                 1994            1993
                                                 ----            ----

CURRENT ASSET - Cash                          $  20,011       $  37,591
                                                -------         -------

MINING PROPERTIES (Notes 1 & 2)                  61,621         287,945
                                                -------         -------

OTHER ASSET - Deposits                                              230
                                                -------         -------

TOTAL ASSETS                                  $  81,632       $ 325,766
                                                =======         =======



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


CURRENT LIABILITIES - Accounts payable         $     597
                                                    ----

STOCKHOLDERS' EQUITY
  Common stock; no-par value, 50,000,000
   shares authorized, 7,456,189 shares
   issued and outstanding as of December 31,
   1993 and 8,606,189 shares issued and
   outstanding as of December 31, 1994           640,269      $ 628,769
  Accumulated deficit:
   Prior to development stage                    (93,296)       (93,296)
   During the development stage                 (465,938)      (209,707)
                                                 -------        -------

     Total stockholders' equity                   81,035        325,766
                                                 -------        -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $  81,632      $ 325,766
                                                 =======        =======

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation        Statement of Operations For the Years
(A Development Stage Company)      Ended December 31, 1994, 1993 and 1992

                                   and Cumulative Amounts From April 17,
                                   1981 Through December 31, 1994
-----------------------------------------------------------------------
                                                              April 17,
                                                                1981
                                                              Through
                                                              December
                               1994       1993       1992     31, 1994
                               ----       ----       ----     --------

REVENUE
  Lease                      $          $   1,400  $   2,400  $ 101,800
  Interest                         924        915      1,188     32,765
  Gain on sale of stock                                           4,744
  Other                                                             372
                               -------    -------    -------    -------

    Total revenue                  924      2,315      3,588    139,681
                               -------    -------    -------    -------

OPERATING EXPENSES
  Management fees               10,606      4,500      4,500     59,856
  Registration                                                    7,500
  Assessment work                                                12,154
  Directors fees                 6,500      1,500      1,500     24,000
  Telephone                      1,486      1,123        702     19,397
  Rent                           3,000      2,400      2,400     37,397
  Travel                                    1,145      1,265     20,878
  Licenses and fees              1,370        694        329     15,280
  Office                         4,162        413        344     25,803
  Public relations                            150                11,554
  Contributions                               125         50      1,600
  Legal and accounting           3,563        300        310     16,842
  Meetings and seminars            143        375         62      4,981
  Employee benefits                                               7,192
  Dues and subscriptions                       65        104      2,685
  Depreciation                                                    1,021
  Abandoned mining claims      226,325                          256,268
  Investment loss                                                80,000
  Other                                                           1,211
                               -------    -------    -------    -------

    Total operating expenses   257,155     12,790     11,566    605,619
                               -------    -------    -------    -------

NET (LOSS)                   $(256,231) $ (10,475) $  (7,978) $(465,938)
                               =======    =======    =======    =======

NET (LOSS) PER SHARE         $    (.03) $   (.001) $   (.001)
                               =======    =======    =======

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation       Statement of Changes in Stockholders'
(A Development Stage Company)     Equity From April 17, 1981 Through
                                  December 31, 1994
-----------------------------------------------------------------------

                           Common Stock
                     ----------------------    Accumulated
                       Shares       Amount       Deficit        Total
                       ------       ------       -------        -----
Balances at
April 17, 1981       1,861,260    $ 135,126     $ (93,296)    $  41,830

Reverse split
one for three
(1 for 3)           (1,240,840)

Shares issued in
exchange for all
of the outstanding
shares of Gold
Securities, Inc.     4,185,600      228,369                     228,369

Shares returned
to treasury and
canceled              (901,563)

Net (loss)                                        (19,189)      (19,189)
                     ---------      -------       -------       -------

Balances at
December 31, 1981    3,904,457      363,495      (112,485)      251,010
                     ---------      -------       -------       -------

Shares issued for
mining properties        6,000        1,800                       1,800

Shares issued for
accounts payable       100,000       59,570                      59,570

Net income                                          8,809         8,809
                     ---------      -------       -------       -------

Balances at
December 31, 1982    4,010,457      424,865      (103,676)      321,189
                     ---------      -------       -------       -------

Shares issued for
cash at $.20 per
share                  125,000       25,000                      25,000

Shares issued in
exchange for

investment stock
of TyTan Resources,
Inc.                    25,000       25,000                      25,000

Shares issued for
cash advanced by
officer at $.20
per share               50,270       10,054                      10,054

Shares issued to
an officer and
director for
services at $.05
per share               85,000        4,250                       4,250

Net (loss)                                        (14,900)      (14,900)
                     ---------      -------       -------       -------

Balances at
December 31, 1983    4,295,727      489,169      (118,576)      370,593
                     ---------      -------       -------       -------

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation       Statement of Changes in Stockholders'
(A Development Stage Company)     Equity From April 17, 1981 Through
                                  December 31, 1994
-----------------------------------------------------------------------

                           Common Stock
                     ----------------------    Accumulated
                      Shares        Amount       Deficit        Total
                      ------        ------       -------        -----
Balances
Forward              4,295,727    $ 489,169     $(118,576)    $ 370,593
                     ---------      -------       -------       -------

Shares issued for
cash at $.20 per
share                  225,000       51,000                      51,000

Shares issued for
cash at $.05 per
share                  155,000        7,500                       7,500

Net (loss)                                         (3,538)       (3,538)
                     ---------      -------       -------       -------

Balances at
December 31, 1984    4,675,727      547,669      (122,114)      425,555
                     ---------      -------       -------       -------


Shares issued for
services at $.05
per share              130,000        6,500                       6,500

Shares issued for
partial payment
on acquisition
of mining claims
at $.05 per share      100,000        5,000                       5,000

Net (loss)                                          3,594         3,594
                     ---------      -------       -------       -------

Balances at
December 31, 1985    4,905,727      559,169      (118,520)      440,649
                     ---------      -------       -------       -------

Shares issued for
services at $.05
to $.10 per share      165,000       11,500                      11,500

Net (loss)                                        (17,908)      (17,908)
                     ---------      -------       -------       -------

Balances at
December 31, 1986    5,070,727      570,669      (136,428)      434,241
                     ---------      -------       -------       -------

Shares issued for
services at $.05
$.10 per share         132,950        9,000                       9,000

Net (loss)                                         (8,137)       (8,137)
                     ---------      -------       -------       -------

Balances at
December 31, 1987    5,203,677      579,669      (144,565)      435,104
                     ---------      -------       -------       -------

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation       Statement of Changes in Stockholders'
(A Development Stage Company)     Equity From April 17, 1981 Through
                                  December 31, 1994
-----------------------------------------------------------------------

                           Common Stock
                     ----------------------    Accumulated
                      Shares        Amount       Deficit        Total
                      ------        ------       -------        -----
Balances
Forward              5,203,677    $ 579,669     $(144,565)    $ 435,104

                     ---------      -------       -------       -------

Shares issued for
cash at $.07 per
share                   50,000        3,500                       3,500

Shares issued for
services at $.05
to $.07 per share      121,515        6,000                       6,000

Net (loss)                                         (6,219)       (6,219)
                     ---------      -------       -------       -------

Balances at
December 31, 1988    5,375,192      589,169      (150,784)      438,385
                     ---------      -------       -------       -------

Shares issued for
services and
expenses at $.05
to $.07 per share       55,999        8,400                       8,400

Net (loss)                                         (7,455)       (7,455)
                     ---------      -------       -------       -------

Balances at
December 31, 1989    5,431,191      597,569      (158,239)      439,330
                     ---------      -------       -------       -------

Shares issued for
services and
expenses at $.07
per share              105,000        7,200                       7,200

Net (loss)                                        (82,984)      (82,984)
                     ---------      -------       -------       -------

Balances at
December 31, 1990    5,536,191      604,769      (241,223)      363,546
                     ---------      -------       -------       -------

Shares issued for
services at $.03
per share              239,998        7,200                       7,200

Net (loss)                                        (43,327)      (43,327)
                     ---------      -------       -------       -------

Balances at
December 31, 1991    5,776,189      611,969      (284,550)      327,419
                     ---------      -------       -------       -------

Shares issued for
services and

expenses at $.01
per share              840,000        8,400                       8,400

Net (loss)                                         (7,978)       (7,978)
                     ---------      -------       -------       -------

Balances at
December 31, 1992    6,616,189      620,369      (292,528)      327,841
                     ---------      -------       -------       -------

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation       Statement of Changes in Stockholders'
(A Development Stage Company)     Equity From April 17, 1981 Through
                                  December 31, 1994
-----------------------------------------------------------------------

                           Common Stock
                     ----------------------    Accumulated
                      Shares        Amount       Deficit        Total
                      ------        ------       -------        -----
Balances
Forward              6,616,189    $ 620,369     $(292,528)    $ 327,841
                     ---------      -------       -------       -------

Shares issued for
services and
expenses at $.01
per share              840,000        8,400                       8,400

Net (loss)                                        (10,475)      (10,475)
                     ---------      -------       -------       -------

Balances at
December 31, 1993    7,456,189      628,769      (303,003)      325,766
                     ---------      -------       -------       -------

Shares issued for
services and
expenses at $.01
per share            1,150,000       11,500                      11,500

Net (loss)                                       (256,231)     (256,231)
                     ---------      -------       -------       -------

Balances at
December 31, 1994    8,606,189    $ 640,269     $(559,234)    $  81,035
                     =========      =======       =======       =======

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation             Statement of Cash Flows For the
(A Development Stage Company)           Years Ended December 31, 1994,
                                        1993 and 1992 and Cumulative
                                        Amounts From April 17, 1981
                                        Through December 31, 1994
-----------------------------------------------------------------------
                                                                April 17,
                                                                  1981
                                                                Through
                                                                December
                                 1994       1993       1992     31, 1994
                                 ----       ----       ----     --------

CASH FLOWS FROM
  OPERATING ACTIVITIES         $(256,231) $ (10,475) $  (7,978) $(465,938)
    Adjustments to reconcile
      Depreciation                                                  1,021
      Gain on sale of stock                                         4,744
      Unearned income realized                 (200)
      Common stock issued for
        services                  11,500      8,400      8,400    116,678
      Loss on investments                                          55,000
      Loss on joint venture
        lease and exploration
        costs                    226,554                          256,497
      Increase in accounts
        payable                      597                              597
                                 -------    -------    -------    -------

Net cash provided (used)
  from operating activities      (17,580)    (2,275)       422    (31,401)
                                 -------    -------    -------    -------

CASH FLOWS FROM
  INVESTING ACTIVITIES

    Purchase of mining claims                                      (7,790)
    Investment in joint
      venture lease                                               (29,943)
    Purchase of investment                                        (50,000)
    Proceeds from sale of
      marketable securities                                        25,000
                                 -------    -------    -------    -------

Net cash used from
  financing activities                                            (62,733)
                                 -------    -------    -------    -------

CASH FLOWS FROM FINANCING
  ACTIVITIES
    Sale of common stock                                          114,145
                                 -------    -------    -------    -------


NET INCREASE (DECREASE)
  IN CASH                        (17,580)    (2,275)       422     20,011

CASH AT BEGINNING
  OF YEAR                         37,591     39,866     39,444
                                 -------    -------    -------    -------

CASH AT END OF YEAR            $  20,011  $  37,591  $  39,866  $  20,011
                                 =======    =======    =======    =======

The accompanying notes are an integral part of these financial statements.

Gold Securities Corporation                       Notes to Financial Statements
(A Development Stage Company)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  The Company was incorporated on September 16, 1922, in the State of Idaho and was authorized to issue 3,000,000 shares of common stock with a par value of $.10 per share. On April 17, 1981, the shareholders of Kaniksu Mining Company, Inc., (an Idaho corporation) approved a reverse split of its outstanding common stock on a one for three basis. The shareholders of Kaniksu then approved the merger with Gold Securities, Inc. (a Washington corporation). Kaniksu Mining Company then acquired all of the common stock of Gold Securities, Inc. The merger was in exchange for 4,185,600 shares of common stock, and was accounted for as a pooling of interests with Kaniksu Mining Company, Inc., being the surviving company. Additionally, the shareholders approved the changing of the company name to Gold Securities Corporation, changing the par value to no-par value, and increasing the authorized common stock to 10,000,000 shares. On December 15, 1986, the shareholders of the Company approved the increasing of the authorized common stock to 50,000,000 shares.

  The Company has been in the development stage of acquiring and exploring precious metal properties.

  The Company has elected to capitalize all acquisition and development costs of the mining properties until the acquisition and development costs exceed the net realizable value from a sale or net realizable value of engineered reserves (a commercial mineable ore deposit).

  Equipment is depreciated over its estimated useful life using either the straight line method or an accelerated method.

  Earnings (losses) per share are computed on the weighted average number of shares outstanding during the year.

  In the statement of cash flows the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


NOTE 2 - MINING PROPERTIES

  As of January 1, 1993, the Company owned fourteen mining claims in the Little Rockies Mining District in Phillips County, Montana. During 1993 and 1994, it was determined to retain three of these mining claims and abandon the remaining eleven. On October 6, 1982, (amended on November 25, 1986), the Company leased the mining claims for twenty years with an option for an additional five years. The lease provided for a monthly advance royalty payment of $800 until August 3, 1988. On August 4, 1988, the royalty was reduced to $400 per month for one year and the reduced to $200 per month until July, 1993, when all payments terminated. Total annual rentals were $1,400 for 1993 and $2,400 for 1992. If the lessee were to declare its intention to conduct mining operations on the claims, then the lessee would be deemed to have acquired the ownership in the claims and then would also be deemed to have acquired the entire working interest. Gold Securities Corporation would then retain a minimum 5% net profits royalty. The net profits royalty percentage would vary with the price of gold with a minimum royalty of 5% at a gold price of $400 per ounce.

Gold Securities Corporation                       Notes to Financial Statements
(A Development Stage Company)
--------------------------------------------------------------------------------

NOTE 2 - MINING PROPERTIES - continued

  In addition, Gold Securities Corporation retains a 2.5% to 25% net profits royalty (depending on various conditions) on one-hundred forty-two contiguous mining claims. Five-hundred thirty-seven mining claims were abandoned by the lessee in 1993. Thus, if the lessee commences commercial production on any of the remaining claims, the Company is entitled to at least a minimum of 2.5% net profits royalty.

  In order to retain these mining claims, (three owned by the Company and one-hundred forty-two under an area of interest net profits royalty agreement with the lessee) an annual rental fee of $100 per claim is required to be paid to the U.S. Government. The lessee has made these required payments throughout the assessment year ending September 1, 1995.

NOTE 3 - RISK AND UNCERTAINTIES

  The majority of the Company's assets are in the form of non-producing mining properties. If the Company is not able to recover its costs from these assets, and the mining properties are subsequently abandoned, the financial statements would significantly impaired.

NOTE 4 - FEDERAL INCOME TAXES

  The Company has a net operating loss carryover of $393,240 to the year ended December 31, 1995. These operating loss carryovers will commence to expire in 1996 and will fully expire in 2009. The Company also has a net capital loss carryover of $80,000. This capital loss carryover will totally expire in 1996. A deferred tax asset has not been recorded for the benefit of the net operating loss carryovers because it is uncertain if the Company will have sufficient future taxable income.

NOTE 5 - RELATED PARTY TRANSACTIONS

  In 1994, 1993 and 1992, the Company issued common stock at its market value to its president and director and other directors for services rendered to the Company. The common stock was issued at $.01 per share. The total amount of the shares issued and the related compensation to these officers and directors is as follows:
                            SHARES
       YEAR                 ISSUED                 AMOUNT
       ----                 -------                -------

       1992                 600,000                $ 6,000
       1993                 600,000                $ 6,000
       1994                 650,000                $ 6,500

Gold Securities Corporation                     Notes to Financial Statements
(A Development Stage Company)
--------------------------------------------------------------------------------

NOTE 6 - ACQUISITION AND SUBSEQUENT EVENT

  On August 4, 1994, the Company issued 10,000,000 shares of common stock to Alexander Hope and George Richart, d/b/a HR Asset Management, a California general partnership, in exchange for various equipment items with a reported value of $3,214,788 and a reported cost of $5,456,383. On February 9, 1995, the Company rescinded this transaction with HR Asset Management, whereby the equipment was returned and the 10,000,000 shares of common stock was canceled. Given the fact that the transaction was formally rescinded shortly after the end of the Company's fiscal year, neither the assets nor the outstanding shares of common stock were shown on the statement of financial position.

                          TERRENCE J. DUNNE, MBA, MST
                          Certified Public Accountant
Member:
SEC PRACTICE SECTION                                                  Suite 1100
  OF THE AMERICAN                                    Washington Trust Bank Bldg.
  INSTITUTE OF CERTIFIED                                        West 717 Sprague
  PUBLIC ACCOUNTANTS                                   Spokane, Washington 99204
WASHINGTON SOCIETY OF                                             (509) 747-6752
  CERTIFIED PUBLIC
  ACCOUNTANTS                                                         Since 1978

April 7, 1995

To the Board of Directors of
Gold Securities Corporation

Gentlemen:

I consent to the use of my name in regard to the audited financial statements of Gold Securities Corporation as of December 31, 1994, which financial statements are included in the annual 10-K report for 1994.

Sincerely,

/s/ Terrence J. Dunne

Terrence J. Dunne
Certified Public Accountant

Spokane, Washington

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART II, Continued

Item 9: Disagreements on Accounting and Financial Disclosures

    None

                                   PART III

Item 10: Directors and Executive Officers of the Registrant

Robert W. O'Brien      59  President and Director since 1982.  He is the retired
                           vice-president of a Spokane retail mens wear chain, a graduate of Gonzaga University with a degree in Economics, a U.S. Army Veteran and a licensed general contractor. He is a corporate consultant specializing in public relations and was an Officer and a Director of Inland Resources Inc. (INLN) a
                           NASDAQ Company.

Howard K. Michaelsen   67  Secretary and Director since 1975.  He is an Attorney
                           and the Senior Partner in the Law Firm, H. K.
                           Michaelsen, P.S.

Gordon E. Hawk         55  Vice-President and Director since 1982.  He is a
                           dentist who owns and operates his own clinic in Spokane, Washington and has practiced here for several years.

There are no family relationships between any of the executive officers and directors.

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART III, Continued

Item 11: Executive Compensation

    The following table sets forth the remuneration of each of the executive officers and directors of the Company whose cash compensation exceeds $60,000 and of all the executive officers as a group for the fiscal year ended December 31, 1994.


    Name of Individual          Capacities in Which              Cash
    or Number in Group                Served                 Compensation
    ------------------                ------                 ------------

           None                        None                      None

    All  executive offi-        Officers - Directors
    cers as a group (3)         and Manager (Note 1)            $6,500

                              Note (1) Stock Options

    The Company has granted no stock options, but the Directors are issued common stock for their services at the rate of $500 per year. The Company will continue paying the medical insurance premiums for the President as done in several previous years.

Item 12: Security Ownership of Certain Benefitial owners and Management

    Title            Name of          Amount and Nature          Percent
     of            Beneficial          of Beneficial                of
    Class             Owner            Ownership (*)              Class
    -----             -----            -------------              -----

    Common    Robert W. O'Brien          2,157,792                25.0%
    Common    Howard K. Michaelsen         263,786                 3.0%
    Common    Gordon E. Hawk               240,549                 3.0%

    Directors as a Group (3)                                      31.0%

    (*) All Directors have Record and Beneficial Ownership

Item 13: Certain Relationships and Related Transactions

     None

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                                    PART IV

Item 14: Exhibits, Financial Statement Schedule and Reports on Form 8-K

    a)  Index to Financial Statements and Supporting Schedules:

                                                                   This Report
        1)  Financial Statements                                   Page Number
            --------------------                                   -----------
            Report of Independent Certified Accountant's                9
            Balance Sheets at December 31, 1994 and 1993               10

            Statement of Operations and Retained (Deficit)

            for Years Ending December 31, 1994, 1993, 1992,
            and from April 17, 1981 to Dec. 31, 1994                   11

            Statement of Cash Flows for Years Ending
            December 31, 1994, 1993, 1992, and from
            inception April 17, 1981 to December 31, 1994              16

            Statement of Changes in Stockholders' Equity
            from April 17, 1981 to December 31, 1994                  12-15

            Notes to Consolidated Financial Statements
            at December 31, 1994                                      17-19

            Accountant's Consent Letter for 10-K                       20

    b) Exhibits included in this 10-K preceded by an Asterisk (*) are filed by incorporation into this annual report on Form 10-K. Others are attached as required.

                          1985 FORM 10-K
        *  3.1  Articles of Incorporation and By-Laws and Amendments

                          1985 FORM 10-K
        * 10.1  Agreement with Zortman Mining, Inc.

                          1986 FORM 10-K
        * 10.2  Updated Lease Payment Agreement

                          1988 FORM 10-K
        * 10.3  Mining Lease with Five "O"

                          1988 FORM 10-K
        * 10.4 Joint Venture Agreement with N. A. Degerstrom, Inc.

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                              PART IV - Continued

Item 14: Exhibits, Financial Statement Schedule and Reports on Form 8-K

    c)  Reports on Form 8-K

        Item 1 - Changes in Control of Registrant
        Item 2 - Acquisition or Disposition of Assets
        Item 6 - Resignation of Registrant's Directors
        Item 7 - Financial Statements and Exhibits
        Filed on August 4, 1994

        8-K-A Filed on October 14, 1994

        Item 7 - Financial Statements and Exhibits

        Item 4 - Changes in Registrant's Certifying Accountant
        Item 7 - Financial Statements and Exhibits
        Filed on January 2, 1995

        Item 1 - Changes in Control of Registrant
        Item 2 - Acquisition or Disposition of Assets
        Item 4 - Changes in Registrant's Certifying Accountant
        Item 6 - Resignations of Registrant's Directors
        Item 7 - Financial Statements and Exhibits
        Filed on March 24, 1995

        Item 4 - Change in Registrant's Certifying Accountant
        Item 7 - Financial Statements and Exhibits
        Filed on March 24, 1995

                          GOLD SECURITIES CORPORATION

                         Form 10-K - December 31, 1994

                                   SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Act of 1934, the Registrant has duly caused this annual report to be signed on its behalf by the undersigned thereto duly authorized.

                                       GOLD SECURITIES CORPORATION
                                       Registrant


Date  4/7/95                        By /s/ Robert W. O'Brien
                                       -----------------------------------
                                       Robert W. O'Brien
                                       President (Chief Executive Officer)


Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the Capacities and on the dates so indicated:


Date  4/7/95                        By /s/ Robert W. O'Brien
                                       -----------------------------------
                                       Robert W. O'Brien, Director


Date  4/7/95                        By /s/ Howard K. Michaelsen
                                       -----------------------------------
                                       Howard K. Michaelsen
                                       Director



Date  4/7/95                        By /s/ Gordon E. Hawk
                                       -----------------------------------
                                       /s/ Gordon E. Hawk, Director

The above signatures represent a majority of the Board of Directors of the Registrant.

                                                                ATTACHMENT H

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 10-Q

(Mark One)

/x/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: September 30, 1995

                                      OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from

                         Commission file number 1-8958

                          GOLD SECURITIES CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

           IDAHO                                      91-1224178
  (State of Incorporation)               (I.R.S. Employer Identification No.)

               65 Railroad Avenue, Ridgefield, New Jersey 07657
                   (Address of Principal Executive Offices)

                                (201) 941-6550
                        (Registrant's Telephone Number)

   Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.   Yes  X    No ___

   As of November 15, 1995, there were 18,726,189 shares of Common Stock outstanding.

PART I.   FINANCIAL INFORMATION

Item 1.   Financial Statements

   See pages F-1 through F-5.


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

   On July 24, 1995 the Company acquired Evolutions, Inc., a New Jersey corporation ("EVI"), which is a majority owned subsidiary of PTI Plastics, Inc., a Delaware corporation ("PTIP"), which is, in turn, a wholly owned subsidiary of Pure Tech International, Inc., a Delaware corporation ("PTI"). Since the consummation of the Company's transaction with EVI, EVI is deemed to have become the reporting company for financial reporting purposes and the Company's financial statements now show historical information only for EVI. References to the Company with respect to historical financial information refer to such information for EVI. Financial information for the three and nine month periods ended September 30, 1995 consolidates information for the Company, EVI and subsidiaries following consummation of the EVI transaction on July 24, 1995. The following discussion and analysis should be read in conjunction with the Financial Statements and notes thereto appearing elsewhere herein.

   Pursuant to an Agreement and Plan of Merger dated July 21, 1995 (the "Agreement"), on July 24, 1995, the Company acquired EVI, a New Jersey corporation. EVI is involved in the manufacture and marketing of casual apparel made of recycled materials. The transaction was consummated by merging a wholly owned subsidiary of the Company into EVI.

   In connection with the Agreement, Messrs. Howard Michaelson and Gordon Hawk resigned from the Company's Board. Michael Nafash, President of EVI, was elected to the Company's Board and was appointed the Company's President and Chief Executive Officer. Robert O'Brien will remain as a Director of the Company, but has resigned as the Company's CEO. The parties agreed that upon meeting the requirements of Rule 14(f) under the Securities Exchange Act of 1934, David C. Katz, President of PTI, and Paul Litwinczuk, an executive officer of PTI, would be elected to the Company's Board.

   Under the Agreement, in exchange for the merger, the holders of EVI stock received an aggregate of 10,000,000 shares of the Company's Common Stock, as follows: 8,800,000 shares to PTIP, 800,000 shares to Mr. Nafash and 200,000 to each of Messrs. Katz and Litwinczuk. An additional 88,851,174 shares of Common Stock will be issued to these parties and certain other parties upon shareholders' approval of an amendment to the Company's certificate of incorporation increasing the number of shares available for issuance to allow such additional issuance. As a result of this transaction, PTIP currently holds approximately 47% of the Company's Common Stock. Upon the issuance of the additional Common Stock contemplated under the Agreement, PTIP will hold approximately 75% of the Company's outstanding Common Stock. Mr. Nafash owns approximately 4.3% of the Company's Common Stock (6.7% upon the issuance of the additional shares), and Messrs. Katz and Litwinczuk each own approximately 1.0% (1.7% upon the issuance of the additional shares).

Results of Operations

   The Company had net revenues of $43,705 and $309,910 for the three and nine month periods ended September 30, 1995 as compared to $8,987 and $106,434 for the three and nine month periods ended September 30, 1994. Net losses for the current three and nine month periods were $155,479 and $243,787, or $.01 and $.02 per share as compared to losses of $22,767 and $207,767, or $15.89 and $144.99 per share for the three and nine month periods ended September 30, 1994.

Liquidity and Capital Resources

   The Company had a working capital deficit of $1,923,562 at September 30, 1995, compared to a working capital surplus of $455,507 at December 31, 1994. The current working capital deficit is due primarily to a recorded liability of approximately $2,700,000 due to investors that will be eliminated upon issuance of Company common stock at such time as the number of authorized shares of the Company is increased as per the Agreement and Plan of Merger dated July 21, 1994, see above.

   The Company has borrowed $150,000 from Bear, Stearns Securities Corp., against marketable securities owned by the Company on deposit in a brokerage margin account. The Company has also borrowed $796,000 from related parties and issued demand promissory notes in return. These notes bear interest at the rate of 12% per annum.

Inflation

   The Company has not been materially affected by the impact of inflation.

PART II.  OTHER INFORMATION

Item 1.   Legal Proceedings.

   There are no current material legal proceedings involving the Company and its subsidiaries and the Company is not aware of any potential proceedings.

Item 2.   Changes in Securities.

          (a) Not applicable.

          (b) Not applicable.

Item 3.   Defaults Upon Senior Securities.

   None.

Item 4.   Submission of Matters to a Vote of Security Holders.


   None.

Item 5.   Other Information.

   Pursuant to an Agreement and Plan of Merger dated July 21, 1995 (the "Agreement"), on July 24, 1995, the Company acquired EVI. EVI is involved in the manufacture and marketing of casual apparel made of recycled materials. The transaction was consummated by merging a wholly owned subsidiary of the Company into EVI.

   In connection with the Agreement, Messrs. Howard Michaelson and Gordon Hawk resigned from the Company's Board. Michael Nafash, President of EVI, was elected to the Company's Board and was appointed the Company's President and Chief Executive Officer. Robert O'Brien will remain as a Director of the Company, but has resigned as the Company's CEO. The parties agreed that upon meeting the requirements of Rule 14(f) under the Securities Exchange Act of 1934, David C. Katz, President of PTI, and Paul Litwinczuk, an executive officer of PTI, would be elected to the Company's Board.

   Under the Agreement, in exchange for the merger, the holders of EVI stock received an aggregate of 10,000,000 shares of the Company's Common Stock, as follows: 8,800,000 shares to PTIP, 800,000 shares to Mr. Nafash and 200,000 to each of Messrs. Katz and Litwinczuk. An additional 88,851,174 shares of Common Stock will be issued to these parties upon shareholders' approval of an amendment to the Company's certificate of incorporation increasing the authorized number of shares to allow such additional issuance. As a result of this transaction, PTIP currently holds approximately 47% of the Company's Common Stock. Upon the issuance of the additional Common Stock contemplated under the Agreement, PTIP will hold approximately 75% of the Company's outstanding Common Stock. Mr. Nafash owns approximately 4.3% of the Company's Common Stock (6.7% upon the issuance of the additional shares), and Messrs. Katz and Litwinczuk each own approximately 1.0% (1.7% upon the issuance of the additional shares).

   On September 27, 1995, Terrence J. Dunne resigned as the Company's principal auditor. Mr. Dunne had been the principal auditor of the Company since March 1995. On the same date, the Company's Board of Directors accepted Mr. Dunne's resignation and appointed Holtz Rubenstein & Co., LLP to be its principal independent auditors.

   Also on September 27, 1995, pursuant to an agreement of the same date (the "DCI Agreement"), Kidsview, Inc., a New Jersey corporation ("KVI") acquired certain assets (the "Assets") from Direct Connect International, Inc., a Delaware corporation ("DCI"). KVI is a wholly owned subsidiary of EVI. The Assets consist of DCI's business to the extent that it relates to manufacturing, promoting and selling Zoo Borns and Tea Bunnies brand toy animals, including the marks KIDSVIEW, ZOO BORNS, and TEA BUNNIES.

   In consideration for the purchase, EVI, among other things, released DCI of an aggregate of $750,000 in indebtedness to EVI. The DCI Agreement provides that DCI shall again become liable for repayment of such indebtedness upon the exercise by DCI of an option to purchase 80% of the common stock of KVI. This option expires on December 31, 1995, and became exercisable on October 31, 1995. As of the date of this report, no action has been taken by DCI to exercise this option. In addition, the Company agreed to issue to DCI 1,500,000 shares of its Common Stock, which issuance is contingent upon shareholders' approval of a proposal to increase the number of shares the Company is authorized to issue. Up to an additional 4,000,000 shares of the Company's Common Stock will be issued to DCI if, over a period of three years, certain net sales and earnings tests are met in connection with the business acquired from DCI.

   Under terms of the DCI Agreement, KVI and DCI also entered into a management agreement pursuant to which DCI will make available to KVI Peter Schneider, DCI's President, to manage the Assets. The management agreement provides for a maximum monthly fee of up to $100,000. The first $350,000 of management fees incurred will be offset against a $350,000 note payable to EVI by DCI. The Company has classified this note receivable from DCI as a prepaid expense in anticipation of the management fee offset. The management agreement has a term of one-year, subject to two automatic one-year extensions if certain net sales and earnings tests are met.

Item 6.   Exhibits and Reports on Form 8-K.

          (a)  None.

          (b) On July 31, 1995, the Company filed a report on Form 8-K, as amended November 1, 1995 related to the acquisition of Evolutions, Inc. by the Company as described in "Item 5 - Other."

               On October 13, 1995, the Company filed a report on Form 8-K related to the DCI Agreement as described in "Item 5. - Other."

               On September 27,1995, the Company filed a report on Form 8-K related to the resignation of Terrence J. Dunne as the Company's principal auditor and the appointment of Holtz Rubenstein & Co., LLP as the Company's principal independent auditors.

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                SEPTEMBER 30,    DECEMBER 31,
                                                    1995            1994
                                                ------------- -----------------
                                                 (unaudited)    (Derived from
                                                              audited financial
             ASSETS                                              statements)
                                                ------------- -----------------
CURRENT ASSETS
        Cash and cash equivalents                 $    3,786      $  22,713
        Investments in available-for sales
          securities                               1,209,595        279,384
        Accounts receivable                           21,077              -
        Due from contractor                          199,195        197,864
        Inventory                                     59,000          9,000
        Notes receivable - related party              40,000         40,000
        Prepaid fees and other expenses              399,000              -
                                                  ----------      ---------
                                                   1,931,653        548,961
PROPERTY AND EQUIPMENT, net of
  accumulated depreciation of $3,153 & $1,653
  respectively                                        11,076          6,611

Security deposits                                          -            950
Goodwill, net of amortization of $1,646              270,975              -
Licenses                                             825,000              -
                                                  ----------      ---------
                                                  $3,038,704      $ 556,522
                                                  ==========      =========

             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Accounts payable and accrued expenses     $   97,834      $  78,954
        Loans payable                                189,500         14,500
        Due to related parties                       796,000              -
        Due to investors                           2,696,881              -
        Due to DCI                                    75,000              -
                                                  ----------      ---------
                                                   3,855,215         93,454
                                                  ----------      ---------
STOCKHOLDERS' EQUITY
        Common stock, $10 par value; 100,000
          shares authorized; 1,000 shares issued
          and outstanding                                  -         10,000
        Common stock, no par value, 50,000,000
          shares authorized, 18,726,189 and
          8,606,189 issued and outstanding at
          September 30, 1995 and December 31,
          1994 respectively.                         320,154              -
        Additional paid-in capital                   300,000        865,000
        Deficit                                     (510,327)      (341,538)
        Unrealized holding (loss) on securities
          available-for-sale                        (926,338)       (70,394)
                                                  ----------      ---------
                                                    (816,511)       463,068

                                                  $3,038,704      $ 556,522
                                                  ==========      =========

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                  (unaudited)

                      NINE MONTHS    NINE MONTHS   THREE MONTHS   THREE MONTHS
                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                         1995           1994           1995           1994
                     -------------  -------------  -------------  -------------
REVENUES              $  309,910      $ 106,434     $   43,705      $  8,987

COSTS AND EXPENSES:
 Cost of sales           229,822        165,659         46,140         2,732
 Selling, general
  and administrative     188,301        145,042         49,023        27,522
                      ----------      ---------     ----------      --------
                         418,123        310,701         95,163        30,254
                      ----------      ---------     ----------      --------
OPERATING LOSS          (108,213)      (204,267)       (51,458)      (21,267)
                      ----------      ---------     ----------      --------
OTHER:
 Loss on sale of
  securities              49,697              -         21,227             -
 Interest expense         37,794          3,500          7,794         1,500
 Interest income         (26,917)             -              -             -
                      ----------      ---------     ----------      --------
                          60,574          3,500         29,021         1,500
                      ----------      ---------     ----------      --------
NET LOSS              $ (168,787)     $(207,767)    $  (80,479)     $(22,767)
                      ==========      =========     ==========      ========
NET LOSS PER SHARE    $    (0.02)     $ (144.99)    $    (0.01)     $ (15.89)
                      ==========      =========     ==========      ========
Weighted average
 number of shares
 of common stock
 outstanding          11,070,511          1,433     15,682,711         1,433
                      ==========      =========     ==========      ========

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                            NINE MONTHS     NINE MONTHS    THREE MONTHS    THREE MONTHS
                                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                               1995            1994            1995            1994
                                           -------------   -------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                    $  (168,787)     $(207,767)      $ (80,479)      $(22,767)
                                            -----------      ---------       ---------       --------
Adjustments to reconcile net loss
 to net cash used in operating
 activities:
  Depreciation & Amortization                     3,146              -           2,146              -
  Non-cash compensation                               -         25,000               -              -
  Loss on sale of securities                     49,697              -          21,227              -
  Changes in operating assets                         -              -               -              -
   and liabilities:                                   -              -               -              -
    (Increase)decrease in assets:
     Accounts receivable                        (21,077)             -         (13,510)             -
     Due from contractor                         (1,331)             -           4,957              -
     Inventory                                  (50,000)             -               -          9,000
     Notes receivable - related party                 -              -               -              -
     Prepaid fees and other expenses             (3,000)             -             434              -
     Security deposits                              950           (950)            950           (950)
     Increase(decrease) in liabilities:
      Accounts payable and accrued
       expenses                                  14,281         17,250           3,333        (13,324)
                                            -----------      ---------       ---------       --------
Total adjustments                                (7,334)        41,300          19,537         (5,274)
                                            -----------      ---------       ---------       --------
Net cash used in operating activities          (176,121)      (166,467)        (60,942)       (28,041)
                                            -----------      ---------       ---------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to equipment and fixtures             (5,965)        (7,413)              -         (7,413)
 Increase in Goodwill                           (75,000)                       (75,000)
 Proceeds from sales of securities               97,148              -               -              -
 Purchases of available-
  for-sale securities                            (4,000)             -               -              -
 Increase in loan receivable                          -              -               -              -
 Repayment of loan receivable                         -              -               -              -
 Increase in note receivable                 (1,146,000)      (100,805)       (350,000)        (50,805)
 Increase in cash from acquisitions              20,011                         20,011
                                            -----------      ---------       ---------       --------
 Net cash provided by (used in)
  investing activities                       (1,113,806)      (108,218)       (404,989)       (58,218)
                                            -----------      ---------       ---------       --------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in loan payable                       175,000              -         160,000              -
 Loan from related party                        796,000         44,000               -        (10,000)
 Proceeds from issuance of stock                300,000        881,980         300,000        731,980
                                            -----------      ---------       ---------       --------
 Net cash provided by
  financing activities                        1,271,000        925,980         460,000        721,980
                                            -----------      ---------       ---------       --------
Net increase (decrease) in cash                 (18,927)       651,295          (5,931)       635,721

Cash and cash equivalents
 at beginning of year                            22,713              0           9,717         15,574
                                            -----------      ---------       ---------       --------
Cash and cash equivalents
 at end of period                           $     3,786      $ 651,295           3,786        651,295
                                            ===========      =========       =========       ========

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)
                              SEPTEMBER 30, 1995

1. The balance sheet as of September 30, 1995 and the statements of operations and statements of cash flows for the nine months and three months ended September 30, 1995 and 1994 have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normally recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 1995 & 1994 and for all periods presented have been made.

    Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that these financial statements be read in conjunction with the audited financial statements of Evolutions, Inc. for the year ended December 31, 1994 included in the form 8-K filed. The results of operations for the periods ended September 30, 1995 & 1994 are not necessarily indicative of the operating results for the full year.

2. On July 24, 1995, the Company acquired Evolutions, Inc., a New Jersey corporation, which is a majority owned subsidiary of PTI Plastics, Inc., a wholly owned subsidiary of Pure Tech International, Inc., a Delaware corporation. Evolutions is involved in the manufacture and marketing of casual apparel made from recycled materials. The transaction was consummated by merging a wholly owned subsidiary of the Company into Evolutions, Inc.

    Under the Agreement, in exchange for the merger, the holders of Evolutions, Inc. received an aggregate of 10,000,000 shares of the Company's Common Stock. An additional 88,851,174 shares of Common Stock will be issued to the Evolutions Shareholders upon shareholder approval of an amendment to the Company's certificate of incorporation increasing the authorized number of shares to allow such an issuance. The value of the additional 88,851,174 shares to be issued, approximately $2,700,000, is included in current liabilities in the accompanying financial statements as of September 30, 1995.

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)
                              SEPTEMBER 30, 1995

3. On September 27, 1995, pursuant to an agreement of the same date, Kidsview Inc., a New Jersey company and a wholly owned subsidiary of Evolutions, Inc., acquired certain assets from Direct Connect International, Inc. (DCI), a Delaware corporation. The assets consist of DCI's business to the extent that it relates to manufacturing, promoting and selling Zoo Borns and Tea Bunnies brand toy animals, including the marks KIDSVIEW, ZOO BORNS and TEA BUNNIES.


    In consideration of the purchase, Evolutions, among other things, released DCI of an aggregate of $750,000 in indebtedness to Evolutions. The DCI agreement provides that DCI shall again become liable for repayment of such indebtedness upon the exercise by DCI of an option to purchase 80% of the common stock of Kidsview. This option expires on December 31, 1995, and became exercisable on October 31, 1995. As of the date of this report, no action has been taken by DCI to exercise this option. In addition, the company agreed to issue to DCI 1,500,000 shares of its Common Stock, which issuance is contingent upon shareholders' approval of a proposal to increase the number of shares the Company is authorized to issue. The value of the 1,500,000 shares to be issued, approximately $75,000, is included in current liabilities in the accompanying financial statements as of September 30, 1995. Up to an additional 4,000,000 shares of the Company's Common Stock will be issued to DCI if, over a period of three years, certain net sales and earnings tests are met in conjunction with the business acquired from DCI.

    Under terms of the DCI agreement, Kidsview and DCI also entered into a management agreement pursuant to which DCI will make available to Kidsview, Peter Schneider, DCI's President to manage the Assets. The management agreement provides for a maximum monthly fee of $100,000. The first $350,000 of management fees incurred will be offset against a $350,000 note payable to EVI by DCI. The Company has classified this note receivable from DCI as a prepaid expense in anticipation of the management fee offset. The management agreement has a term of one-year, subject to two automatic one-year extensions if certain net sales and earnings tests are met.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GOLD SECURITIES CORPORATION

                              By:          /s/ Michael Nafash
                                  -------------------------------------
                                  Michael Nafash
                                  President and Chief Financial Officer

Date: November 16, 1995

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 FORM 10-Q/A


(Mark One)

/x/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: September 30, 1995

                                      OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from

                         Commission file number 1-8958

                          GOLD SECURITIES CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

           IDAHO                                      91-1224178
  (State of Incorporation)               (I.R.S. Employer Identification No.)

               65 Railroad Avenue, Ridgefield, New Jersey 07657
                   (Address of Principal Executive Offices)

                                (201) 941-6550
                        (Registrant's Telephone Number)

   Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.   Yes  X    No ___

   As of November 15, 1995, there were 18,726,189 shares of Common Stock outstanding.

PART I.   FINANCIAL INFORMATION

Item 1.   Financial Statements

   See pages F-1 through F-5.


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

   On July 24, 1995 the Company acquired Evolutions, Inc., a New Jersey corporation ("EVI"), which is a majority owned subsidiary of PTI Plastics, Inc., a Delaware corporation ("PTIP"), which is, in turn, a wholly owned subsidiary of Pure Tech International, Inc., a Delaware corporation ("PTI"). Since the consummation of the Company's transaction with EVI, EVI is deemed to have become the reporting company for financial reporting purposes and the Company's financial statements now show historical information only for EVI. References to the Company with respect to historical financial information refer to such information for EVI. Financial information for the three and nine month periods ended September 30, 1995 consolidates information for the Company, EVI and subsidiaries following consummation of the EVI transaction on July 24, 1995. The following discussion and analysis should be read in conjunction with the Financial Statements and notes thereto appearing elsewhere herein.

   Pursuant to an Agreement and Plan of Merger dated July 21, 1995 (the "Agreement"), on July 24, 1995, the Company acquired EVI, a New Jersey corporation. EVI is involved in the manufacture and marketing of casual apparel made of recycled materials. The transaction was consummated by merging a wholly owned subsidiary of the Company into EVI.

   In connection with the Agreement, Messrs. Howard Michaelson and Gordon Hawk resigned from the Company's Board. Michael Nafash, President of EVI, was elected to the Company's Board and was appointed the Company's President and Chief Executive Officer. Robert O'Brien will remain as a Director of the Company, but has resigned as the Company's CEO. The parties agreed that upon meeting the requirements of Rule 14(f) under the Securities Exchange Act of 1934, David C. Katz, President of PTI, and Paul Litwinczuk, an executive officer of PTI, would be elected to the Company's Board.

   Under the Agreement, in exchange for the merger, the holders of EVI stock received an aggregate of 10,000,000 shares of the Company's Common Stock, as follows: 8,800,000 shares to PTIP, 800,000 shares to Mr. Nafash and 200,000 to each of Messrs. Katz and Litwinczuk. An additional 88,851,174 shares of Common Stock will be issued to these parties and certain other parties upon shareholders' approval of an amendment to the Company's certificate of incorporation increasing the number of shares available for issuance to allow such additional issuance. As a result of this transaction, PTIP currently holds approximately 47% of the Company's Common Stock. Upon the issuance of the additional Common Stock contemplated under the Agreement, PTIP will hold approximately 75% of the Company's outstanding Common Stock. Mr. Nafash owns approximately 4.3% of the Company's Common Stock (6.7% upon the issuance of the additional shares), and Messrs. Katz and Litwinczuk each own approximately 1.0% (1.7% upon the issuance of the additional shares).

Results of Operations

   The Company had net revenues of $43,705 and $309,910 for the three and nine month periods ended September 30, 1995 as compared to $8,987 and $106,434 for the three and nine month periods ended September 30, 1994. Net losses for the current three and nine month periods were $155,479 and $243,787, or $.01 and $.02 per share as compared to losses of $22,767 and $207,767, or $15.89 and $144.99 per share for the three and nine month periods ended September 30, 1994.

Liquidity and Capital Resources


   The Company had a working capital deficit of $2,123,562 at September 30, 1995, compared to a working capital surplus of $455,507 at December 31, 1994. The current working capital deficit is due primarily to a recorded liability of approximately $2,700,000 due to investors that will be eliminated upon issuance of Company common stock at such time as the number of authorized shares of the Company is increased as per the Agreement and Plan of Merger dated July 21, 1994, see above.


   The Company has borrowed $150,000 from Bear, Stearns Securities Corp., against marketable securities owned by the Company on deposit in a brokerage margin account. The Company has also borrowed $796,000 from related parties and issued demand promissory notes in return. These notes bear interest at the rate of 12% per annum.

Inflation

   The Company has not been materially affected by the impact of inflation.

PART I: OTHER INFORMATION

Item 5.   Other Information.

   Pursuant to an Agreement and Plan of Merger dated July 21, 1995 (the "Agreement"), on July 24, 1995, the Company acquired EVI. EVI is involved in the manufacture and marketing of casual apparel made of recycled materials. The transaction was consummated by merging a wholly owned subsidiary of the Company into EVI.

   In connection with the Agreement, Messrs. Howard Michaelson and Gordon Hawk resigned from the Company's Board. Michael Nafash, President of EVI, was elected to the Company's Board and was appointed the Company's President and Chief Executive Officer. Robert O'Brien will remain as a Director of the Company, but has resigned as the Company's CEO. The parties agreed that upon meeting the requirements of Rule 14(f) under the Securities Exchange Act of 1934, David C. Katz, President of PTI, and Paul Litwinczuk, an executive officer of PTI, would be elected to the Company's Board.

   Under the Agreement, in exchange for the merger, the holders of EVI stock received an aggregate of 10,000,000 shares of the Company's Common Stock, as follows: 8,800,000 shares to PTIP, 800,000 shares to Mr. Nafash and 200,000 to each of Messrs. Katz and Litwinczuk. An additional 88,851,174 shares of Common Stock will be issued to these parties upon shareholders' approval of an amendment to the Company's certificate of incorporation increasing the authorized number of shares to allow such additional issuance. As a result of this transaction, PTIP currently holds approximately 47% of the Company's Common Stock. Upon the issuance of the additional Common Stock contemplated under the Agreement, PTIP will hold approximately 75% of the Company's outstanding Common Stock. Mr. Nafash owns approximately 4.3% of the Company's Common Stock (6.7% upon the issuance of the additional shares), and Messrs. Katz and Litwinczuk each own approximately 1.0% (1.7% upon the issuance of the additional shares).

   On September 27, 1995, Terrence J. Dunne resigned as the Company's principal auditor. Mr. Dunne had been the principal auditor of the Company since March 1995. On the same date, the Company's Board of Directors accepted Mr. Dunne's resignation and appointed Holtz Rubenstein & Co., LLP to be its principal independent auditors.

   Also on September 27, 1995, pursuant to an agreement of the same date (the "DCI Agreement"), Kidsview, Inc., a New Jersey corporation ("KVI") acquired certain assets (the "Assets") from Direct Connect International, Inc., a Delaware corporation ("DCI"). KVI is a wholly owned subsidiary of EVI. The Assets consist of DCI's business to the extent that it relates to manufacturing, promoting and selling Zoo Borns and Tea Bunnies brand toy animals, including the marks KIDSVIEW, ZOO BORNS, and TEA BUNNIES.

   In consideration for the purchase, EVI, among other things, released DCI of an aggregate of $750,000 in indebtedness to EVI. The DCI Agreement provides that DCI shall again become liable for repayment of such indebtedness upon the exercise by DCI of an option to purchase 80% of the common stock of KVI. This option expires on December 31, 1995, and became exercisable on October 31, 1995. As of the date of this report, no action has been taken by DCI to exercise this option. In addition, the Company agreed to issue to DCI 1,500,000 shares of its Common Stock, which issuance is contingent upon shareholders' approval of a proposal to increase the number of shares the Company is authorized to issue. Up to an additional 4,000,000 shares of the Company's Common Stock will be issued to DCI if, over a period of three years, certain net sales and earnings tests are met in connection with the business acquired from DCI.


   Under terms of the DCI Agreement, KVI and DCI also entered into a management agreement pursuant to which DCI will make available to KVI Peter Schneider, DCI's President, to manage the Assets. The management agreement provides for a maximum monthly fee of up to $100,000. The first $150,000 of management fees incurred will be offset against a $350,000 note payable to EVI by DCI. DCI was conditionally released from the balance of the note, which has been attributed to additional consideration for the acquired assets. The management agreement has a term of one-year, subject to two automatic one-year extensions if certain net sales and earnings tests are met.

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS


                                                SEPTEMBER 30,    DECEMBER 31,
                                                    1995            1994
                                                ------------- -----------------
                                                 (unaudited)    (Derived from
                                                              audited financial
             ASSETS                                              statements)
                                                ------------- -----------------
CURRENT ASSETS
        Cash and cash equivalents                 $    3,786      $  22,713
        Investments in available-for sales
          securities                               1,209,595        279,384
        Accounts receivable                           21,077              -
        Due from contractor                          199,195        197,864
        Inventory                                     59,000          9,000
        Notes receivable - related party              40,000         40,000
        Prepaid fees and other expenses              199,000              -
                                                  ----------      ---------
                                                   1,931,653        548,961
PROPERTY AND EQUIPMENT, net of
  accumulated depreciation of $3,153 & $1,653
  respectively                                        11,076          6,611

Security deposits                                          -            950
Goodwill, net of amortization of $1,646              270,975              -
Licenses                                           1,025,000              -
                                                  ----------      ---------
                                                  $3,038,704      $ 556,522
                                                  ==========      =========


             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Accounts payable and accrued expenses     $   97,834      $  78,954
        Loans payable                                189,500         14,500
        Due to related parties                       796,000              -
        Due to investors                           2,696,881              -
        Due to DCI                                    75,000              -
                                                  ----------      ---------
                                                   3,855,215         93,454
                                                  ----------      ---------
STOCKHOLDERS' EQUITY
        Common stock, $10 par value; 100,000
          shares authorized; 1,000 shares issued
          and outstanding                                  -         10,000
        Common stock, no par value, 50,000,000
          shares authorized, 18,726,189 and
          8,606,189 issued and outstanding at
          September 30, 1995 and December 31,
          1994 respectively.                         320,154              -
        Additional paid-in capital                   300,000        865,000
        Deficit                                     (510,327)      (341,538)
        Unrealized holding (loss) on securities
          available-for-sale                        (926,338)       (70,394)
                                                  ----------      ---------
                                                    (816,511)       463,068

                                                  $3,038,704      $ 556,522
                                                  ==========      =========

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                  (unaudited)

                      NINE MONTHS    NINE MONTHS   THREE MONTHS   THREE MONTHS
                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                         1995           1994           1995           1994
                     -------------  -------------  -------------  -------------
REVENUES              $  309,910      $ 106,434     $   43,705      $  8,987

COSTS AND EXPENSES:
 Cost of sales           229,822        165,659         46,140         2,732
 Selling, general
  and administrative     188,301        145,042         49,023        27,522
                      ----------      ---------     ----------      --------
                         418,123        310,701         95,163        30,254
                      ----------      ---------     ----------      --------
OPERATING LOSS          (108,213)      (204,267)       (51,458)      (21,267)
                      ----------      ---------     ----------      --------
OTHER:
 Loss on sale of
  securities              49,697              -         21,227             -
 Interest expense         37,794          3,500          7,794         1,500
 Interest income         (26,917)             -              -             -
                      ----------      ---------     ----------      --------
                          60,574          3,500         29,021         1,500
                      ----------      ---------     ----------      --------
NET LOSS              $ (168,787)     $(207,767)    $  (80,479)     $(22,767)
                      ==========      =========     ==========      ========
NET LOSS PER SHARE    $    (0.02)     $ (144.99)    $    (0.01)     $ (15.89)
                      ==========      =========     ==========      ========
Weighted average
 number of shares
 of common stock
 outstanding          11,070,511          1,433     15,682,711         1,433
                      ==========      =========     ==========      ========

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                            NINE MONTHS     NINE MONTHS    THREE MONTHS    THREE MONTHS
                                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                               1995            1994            1995            1994
                                           -------------   -------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                    $  (168,787)     $(207,767)      $ (80,479)      $(22,767)
                                            -----------      ---------       ---------       --------
Adjustments to reconcile net loss
 to net cash used in operating
 activities:
  Depreciation & Amortization                     3,146              -           2,146              -
  Non-cash compensation                               -         25,000               -              -
  Loss on sale of securities                     49,697              -          21,227              -
  Changes in operating assets                         -              -               -              -
   and liabilities:                                   -              -               -              -
    (Increase)decrease in assets:
     Accounts receivable                        (21,077)             -         (13,510)             -
     Due from contractor                         (1,331)             -           4,957              -
     Inventory                                  (50,000)             -               -          9,000
     Notes receivable - related party                 -              -               -              -
     Prepaid fees and other expenses             (3,000)             -             434              -
     Security deposits                              950           (950)            950           (950)
     Increase(decrease) in liabilities:
      Accounts payable and accrued
       expenses                                  14,281         17,250           3,333        (13,324)
                                            -----------      ---------       ---------       --------
Total adjustments                                (7,334)        41,300          19,537         (5,274)
                                            -----------      ---------       ---------       --------
Net cash used in operating activities          (176,121)      (166,467)        (60,942)       (28,041)
                                            -----------      ---------       ---------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to equipment and fixtures             (5,965)        (7,413)              -         (7,413)
 Increase in Goodwill                           (75,000)                       (75,000)
 Proceeds from sales of securities               97,148              -               -              -
 Purchases of available-
  for-sale securities                            (4,000)             -               -              -
 Increase in loan receivable                          -              -               -              -
 Repayment of loan receivable                         -              -               -              -
 Increase in note receivable                 (1,146,000)      (100,805)       (350,000)        (50,805)
 Increase in cash from acquisitions              20,011                         20,011
                                            -----------      ---------       ---------       --------
 Net cash provided by (used in)
  investing activities                       (1,113,806)      (108,218)       (404,989)       (58,218)
                                            -----------      ---------       ---------       --------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in loan payable                       175,000              -         160,000              -
 Loan from related party                        796,000         44,000               -        (10,000)
 Proceeds from issuance of stock                300,000        881,980         300,000        731,980
                                            -----------      ---------       ---------       --------
 Net cash provided by
  financing activities                        1,271,000        925,980         460,000        721,980
                                            -----------      ---------       ---------       --------
Net increase (decrease) in cash                 (18,927)       651,295          (5,931)       635,721

Cash and cash equivalents
 at beginning of year                            22,713              0           9,717         15,574
                                            -----------      ---------       ---------       --------
Cash and cash equivalents
 at end of period                           $     3,786      $ 651,295           3,786        651,295
                                            ===========      =========       =========       ========

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)
                              SEPTEMBER 30, 1995

1. The balance sheet as of September 30, 1995 and the statements of operations and statements of cash flows for the nine months and three months ended September 30, 1995 and 1994 have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normally recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 1995 & 1994 and for all periods presented have been made.

    Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that these financial statements be read in conjunction with the audited financial statements of Evolutions, Inc. for the year ended December 31, 1994 included in the form 8-K filed. The results of operations for the periods ended September 30, 1995 & 1994 are not necessarily indicative of the operating results for the full year.

2. On July 24, 1995, the Company acquired Evolutions, Inc., a New Jersey corporation, which is a majority owned subsidiary of PTI Plastics, Inc., a wholly owned subsidiary of Pure Tech International, Inc., a Delaware corporation. Evolutions is involved in the manufacture and marketing of casual apparel made from recycled materials. The transaction was consummated by merging a wholly owned subsidiary of the Company into Evolutions, Inc.

    Under the Agreement, in exchange for the merger, the holders of Evolutions, Inc. received an aggregate of 10,000,000 shares of the Company's Common Stock. An additional 88,851,174 shares of Common Stock will be issued to the Evolutions Shareholders upon shareholder approval of an amendment to the Company's certificate of incorporation increasing the authorized number of shares to allow such an issuance. The value of the additional 88,851,174 shares to be issued, approximately $2,700,000, is included in current liabilities in the accompanying financial statements as of September 30, 1995.

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)
                              SEPTEMBER 30, 1995

3. On September 27, 1995, pursuant to an agreement of the same date, Kidsview Inc., a New Jersey company and a wholly owned subsidiary of Evolutions, Inc., acquired certain assets from Direct Connect International, Inc. (DCI), a Delaware corporation. The assets consist of DCI's business to the extent that it relates to manufacturing, promoting and selling Zoo Borns and Tea Bunnies brand toy animals, including the marks KIDSVIEW, ZOO BORNS and TEA BUNNIES.


    In consideration of the purchase, Evolutions, among other things, released DCI of an aggregate of $750,000 in indebtedness to Evolutions. The DCI agreement provides that DCI shall again become liable for repayment of such indebtedness upon the exercise by DCI of an option to purchase 80% of the common stock of Kidsview. This option expires on December 31, 1995, and became exercisable on October 31, 1995. As of the date of this report, no action has been taken by DCI to exercise this option. In addition, the company agreed to issue to DCI 1,500,000 shares of its Common Stock, which issuance is contingent upon shareholders' approval of a proposal to increase the number of shares the Company is authorized to issue. The value of the 1,500,000 shares to be issued, approximately $75,000, is included in current liabilities in the accompanying financial statements as of September 30, 1995. Up to an additional 4,000,000 shares of the Company's Common Stock will be issued to DCI if, over a period of three years, certain net sales and earnings tests are met in conjunction with the business acquired from DCI.


    Under terms of the DCI agreement, Kidsview and DCI also entered into a management agreement pursuant to which DCI will make available to Kidsview, Peter Schneider, DCI's President to manage the Assets. The management agreement provides for a maximum monthly fee of $100,000. The first $150,000 of management fees incurred will be offset against a $350,000 note payable to EVI by DCI. DCI was conditionally released from the balance of the note, which has been attributed to additional consideration for the acquired assets. The management agreement has a term of one-year, subject to two automatic one-year extensions if certain net sales and earnings tests are met.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GOLD SECURITIES CORPORATION

                              By:          /s/ Michael Nafash
                                  -------------------------------------
                                  Michael Nafash
                                  President and Chief Financial Officer


Date: December 7, 1995

                                                                    ATTACHMENT I

                               EVOLUTIONS, INC.

                         INDEX TO FINANCIAL STATEMENTS


                                                                      Page


Report of Independent Certified Public Accountants                   F-1


Balance sheets as of December 31, 1994
 and June 30, 1995 (unaudited)                                       F-2


Statements of operations for the period January 21,
 1994 (inception) to December 31, 1994, six months
 ended June 30, 1995 (unaudited), and period
 January 21, 1994 (inception) to June 30, 1994                       F-3

 Statement of stockholders' equity for the period
  January 21, 1994 (inception) to December 31, 1994
  and six months ended June 30, 1995 (unaudited)                     F-4


 Statements of cash flows for the period January 21,
  1994 (inception) to December 31, 1994, six months
  ended June 30, 1995 (unaudited), and period
  January 21, 1994 (inception) to June 30, 1994                      F-5 - F-6


Notes to financial statements                                        F-7 - F-11

                         Independent Auditors' Report



Board of Directors
 and Stockholders
Evolutions, Inc.
Paramus, New Jersey

We have audited the balance sheet of Evolutions, Inc. as of December 31, 1994 and the related statements of operations, stockholders' equity and cash flows for the periods January 21, 1994 (inception) to December 31, 1994 and January 21, 1994 (inception) to June 30, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Evolutions, Inc. as of December 31, 1994 and the results of its operations and its cash flows for the periods January 21, 1994 (inception) to December 31, 1994 and January 21, 1994 (inception) to June 30, 1994 in conformity with generally accepted accounting principles.



                                                HOLTZ RUBENSTEIN & CO., LLP
                                                CERTIFIED PUBLIC ACCOUNTANTS

September 22, 1995
Melville, New York

                               EVOLUTIONS, INC.

                                BALANCE SHEETS

                                                   December 31,    June 30,
                                                       1994          1995
    ASSETS                                                        (Unaudited)

CURRENT ASSETS:

  Cash and cash equivalents                       $  22,713       $    9,717
  Investments in available-for-sales
   securities (Notes 3 and 8)                       279,384        2,280,822
  Accounts receivable                                  -               7,567
  Due from contractor (Note 4)                      197,864          204,152
  Inventory                                           9,000           59,000
  Note receivable - related party (Note 5)           40,000           40,000
  Prepaid expenses and other current assets            -               3,434
                                                  ---------       ----------
                                                    548,961        2,604,692

NOTE RECEIVABLE (Note 6)                               -             796,000

PROPERTY AND EQUIPMENT, net of accumulated
 depreciation of $1,653 and $2,653,
 respectively                                         6,611           11,576

OTHER                                                   950              950

                                                  ---------       ----------
                                                  $ 556,522       $3,413,218
                                                  =========       ==========
    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses           $  78,954       $   92,402
  Loans payable (Note 7)                             14,500           29,500
  Due to related parties (Note 8)                      -             796,000
                                                  ---------       ----------
                                                     93,454          917,902
                                                  ---------       ----------

STOCKHOLDERS' EQUITY: (Note 9)
  Common stock, $10 par value; 100,000 shares
   authorized; issued and outstanding 1,000
   and 1,650 shares, respectively                    10,000           16,500
  Additional paid-in capital                        865,000        2,783,500
  Deficit                                          (341,538)        (428,346)
  Unrealized holding (loss) gain on
    securities available-for-sale                   (70,394)         123,662
                                                  ---------       ----------
                                                    463,068        2,495,316
                                                  ---------       ----------
                                                  $ 556,522       $3,413,218
                                                  =========       ==========

                       See notes to financial statements

                               EVOLUTIONS, INC.


                           STATEMENTS OF OPERATIONS



                               Period                          Period
                          January 21, 1994   Six Months   January 21, 1994
                           (Inception) to       Ended      (Inception) to
                         December 31, 1994  June 30, 1995   June 30, 1994
                                            (Unaudited)

REVENUES:  (Note 4)           $ 124,281       $266,205       $  97,447
                              ---------       --------       ---------
COSTS AND EXPENSES:
  Cost of sales                 216,389        183,682         162,927
  Selling, general and
   administrative               227,245        137,778         117,520
                              ---------       --------       ---------

                                443,634        321,460         280,447
                              ---------       --------       ---------

OPERATING LOSS                 (319,353)       (55,255)       (183,000)
                              ---------       --------       ---------

OTHER:
  Loss on sale of securities     60,874         28,470            -
  Interest expense                3,573         30,000           2,000
  Interest income               (42,262)       (26,917)           -
                              ---------       --------       ---------

                                 22,185         31,553           2,000
                              ---------       --------       ---------

NET LOSS                      $(341,538)      $(86,808)      $(185,000)
                              =========       ========       =========


NET LOSS PER SHARE (Note 9)    $(533.65)       $(60.58)       $(840.91)
                               ========        =======        ========
Weighted average number of
 shares of common stock
 outstanding (Note 9)             640            1,433             220
                                  ===            =====             ===

                       See notes to financial statements

                               EVOLUTIONS, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                   Unrealized
                                                                                   Gain (Loss)
                                                                                  on Available-
                                        Common Stock         Paid-in                for-Sale
                                      Shares    Amount       Capital     Deficit   Securities     Total
Initial capitalization (Note 9) -
 January 21, 1994                      200     $ 2,000     $   23,000  $   -         $   -      $  25,000

Issuance of stock to parent
 (Note 9)                              800       8,000        842,000      -             -        850,000

Unrealized holding loss on
 available-for-sale securities         -          -              -          -         (70,394)    (70,394)

Net loss                               -          -              -      (341,538)         -      (341,538)
                                     -----     -------     ----------  ---------     --------  ----------
Balance, December 31, 1994           1,000      10,000        865,000   (341,538)     (70,394)    463,068

Issuance of stock to parent
 (Note 9) (unaudited)                  850       8,500      1,916,500       -            -      1,925,000

Surrender of stock (Note 9)
 (unaudited)                          (200)     (2,000)         2,000       -            -           -

Unrealized holding gain on
 available-for-sale
 securities (unaudited)                -          -              -          -         194,056     194,056

Net loss (unaudited)                  -           -              -       (86,808)        -        (86,808)
                                     -----     -------     ----------  ---------     --------  ----------
Balance, June 30, 1995 (unaudited)   1,650     $16,500     $2,783,500  $(428,346)    $123,662  $2,495,316
                                     =====     =======     ==========  =========     ========  ==========


                       See notes to financial statements

                               EVOLUTIONS, INC.

                           STATEMENTS OF CASH FLOWS

                                       Period                          Period
                                 January 21, 1994    Six Months    January 21, 1994
                                 (Inception) to        Ended        (Inception) to
                                December 31, 1994   June 30, 1995   June 30, 1994

                                                    (Unaudited)
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                          $ (341,538)      $ (86,808)       $(185,000)
  Adjustments to reconcile net      ----------       ---------        ---------
   loss to net cash used in
   operating activities:
    Depreciation                         1,653           1,000              -
    Non-cash compensation               25,000            -               25,000
    Loss on sale of securities          60,874          28,470              -
    Non-cash interest income           (37,500)           -                 -
    Changes in operating assets
     and liabilities:
       (Increase) in assets:
        Accounts receivable               -             (7,567)             -
        Due from contractor           (147,864)        (15,318)             -
        Inventory                       (9,000)        (50,000)           (9,000)
        Prepaid expenses and
         other current assets             -             (3,434)             -
        Other assets                      (950)           -                 -
       Increase in liabilities:
        Accounts payable and
         accrued expenses               78,954          13,448            30,574
                                    ----------       ---------         ---------
     Total adjustments                 (28,833)        (33,401)           46,574
                                    ----------       ---------         ---------
     Net cash used in operating
      activities                      (370,371)       (120,209)         (138,426)
                                    ----------       ---------         ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and
   equipment                            (8,264)         (5,965)             -
  Proceeds from sales of
   securities                        1,205,170          93,148              -
  Purchases of available-
   for-sale securities                (878,322)         (4,000)             -
  Increase in loan receivable          (50,000)           -              (50,000)
  Repayment of loan receivable            -              9,030              -
  Increase in note receivable -
   officer                             (40,000)           -                 -
  Increase in note receivable             -           (796,000)             -
                                    ----------       ---------         ---------
    Net cash provided by (used in)
     investing activities              228,584        (703,787)          (50,000)
                                    ----------       ---------         ---------


                                  (Continued)

                               EVOLUTIONS, INC.

                           STATEMENTS OF CASH FLOWS
                                  (Continued)


                                     Period                            Period
                                 January 21, 1994    Six Months    January 21, 1994
                                 (Inception) to       Ended        (Inception) to
                                December 31, 1994  June 30, 1995   June 30, 1994
                                                   (Unaudited)
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Increase in loan payable            $ 14,500       $ 15,000        $   -
  Loan from related party               54,000        796,000          54,000
  Repayment to related party           (54,000)          -               -
  Proceeds from issuance of stock      150,000           -            150,000
                                      --------       --------        --------
    Net cash provided by
     financing activities              164,500        811,000        $204,000
                                      --------       --------        --------

Net increase (decrease) in cash         22,713        (12,996)         15,574

Cash and cash equivalents
 at beginning of period                   -            22,713            -
                                      --------       --------        --------
Cash and cash equivalents
 at end of period                     $ 22,713       $  9,717        $ 15,574
                                      ========       ========        ========



                       See notes to financial statements

                               EVOLUTIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS

           PERIOD JANUARY 21, 1994 (INCEPTION) TO DECEMBER 31, 1994,
            SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED), AND PERIOD
                 JANUARY 21, 1994 (INCEPTION) TO JUNE 30, 1994
                  (Information with respect to the six months
                       ended June 30, 1995 is unaudited)

1.    Organization:


      Evolutions, Inc. (the "Company") was formed on January 21, 1994 and is engaged in the manufacturing and marketing of clothing made from recycled materials. Effective June 27, 1994, the Company became a majority owned subsidiary of Pure Tech International, Inc. ("Pure Tech").

2.    Summary of Significant Accounting Policies:

      a.    Inventory

            Inventory, consisting principally of finished goods, is valued at the lower of cost (first-in, first-out method) or market.

      b.    Revenue recognition

            The majority of the Company's revenue is from the sale of clothing manufactured from recycled materials. The Company recognizes revenues as products are shipped.

      c.    Depreciation

            Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

      d.    Income taxes

            The Company provides for Federal and State income taxes based upon financial accounting income. Deferred income taxes are recorded in instances where transactions are included in different periods for financial reporting and income tax purposes.

      e.    Statement of cash flows

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

      f.    Marketable securities

            Trading securities consist of equity securities held for the purpose of selling in the near term. They are reported at fair market value, with unrealized gains and losses included in earnings.

      f.    Marketable securities  (Continued)

            Available-for-sale securities are carried at fair value with the unrealized holding gain (loss) included in stockholders' equity.


      g.    Reclassifications

            Certain reclassifications have been made to the financial statements for the period January 21, 1994 (inception) to June 30, 1994 to conform with the classifications used in 1995.

      h.    Interim financial statements

            The unaudited financial statements reflect all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the results for the period. The results of operations are not necessarily indicative of the results expected for the fiscal year.

3.    Investments in Available-for-Sale Securities:

      a.    Investments in available-for-sale securities

            Investments in available-for-sale securities consist of the following:

                                          December 31,       June 30,
                                              1994             1995
                                                           (Unaudited)
            Pure Tech International
             common stock                  $ 27,815         $1,946,875
            Other equity securities         251,569            333,947
                                           --------         ----------
                                           $279,384         $2,280,822
                                           ========         ==========

      b.    Trading securities

            The Company held no trading securities at December 31, 1994 or June 30, 1995. In July 1994, the Company sold 153,850 shares of the common stock of its parent, Pure Tech International, Inc. (classified as trading securities) for net proceeds of approximately $700,000.

4.    Due from Contractor:

      Due from contractor consists of the following:

                                      December 31,       June 30,
                                          1994            1995
                                                       (Unaudited)

          Note receivable (a)          $ 50,000         $ 40,970
          Advances (b)                  147,864          163,182
                                       --------         --------
                                       $197,864         $204,152
                                       ========         ========

      (a) Note receivable, bearing interest at 10%, is due on demand and is collateralized by borrower's accounts receivable. This note can be repaid by cash or services.

      (b) In August 1994, the Company entered into a one-year product financing agreement with a clothing manufacturer. Under the agreement, the Company will advance to the manufacturer up to 90% of the value of sales orders the manufacturer has received from third parties. Maximum advances under this agreement are $200,000, and are collateralized by a lien on the related inventory. The Company earns a financing fee based upon sales order value. Revenue under this agreement approximated $2,000 for the period January 21, 1994 (inception) to December 31, 1994 and $9,000 for the six months ended June 30, 1995.

5.    Note Receivable - Related Party:

      Note receivable - related party consists of a $40,000 demand note due from an officer/stockholder. The note bears interest at 10% and is collateralized by 6,000 shares of Pure Tech common stock held by the officer/stockholder.

6.    Note Receivable:

      At June 30, 1995, note receivable includes a $750,000 note, bearing interest at 12%, due on September 1, 1996. The note is secured by certain marketable securities held by the borrower and an interest in certain accounts receivable.

      Subsequent to June 30, 1995, the Company entered into a proposed acquisition with the borrower (see Note 11).

7.    Loans Payable:

      Loans payable bear interest at 10% per annum and are due upon demand.

8.    Due to Related Parties:

      At June 30, 1995, due to related parties consist of the following:

      Secured notes (a)               $770,000
      Loans payable - officers (b)      26,000
                                      --------
                                      $796,000
                                      ========

      (a) Consist of two notes to relatives of shareholders/officers. The notes are due on demand and bear interest at 12%. The notes are secured by 350,000 shares of the parent corporation's stock held by the Company.


      (b) Loans payable to officers are due on demand and bear interest at 10%.

9.    Stockholders' Equity:

      a.    Capitalization

            The Company's authorized capital consists of 100,000 shares of common stock with a par value of $10 a share.

      b.    Initial capitalization

            In January 1994, the Company issued 200 shares to the founding shareholders in consideration for services provided. The services and shares were valued at $25,000.

      c.    Issuance of shares to parent

            In June 1994, the Company issued 800 shares of common stock (representing 80% of the outstanding shares) to Pure Tech International, Inc. ("Pure Tech") for $150,000 cash and 153,850 shares of Pure Tech common stock (valued at $700,000).

            In March 1995, the Company issued an aggregate of 850 shares of common stock and 55 stock options ("1995 options") to Pure Tech and certain of its officers for 350,000 shares of Pure Tech common stock (valued at $1,925,000). Concurrently, the founding shareholders surrendered 200 shares of common stock and outstanding options in exchange for 165 stock options ("1995 options"). The 1995 options have an exercise price of $100, and are exercisable through 2000.

            As of June 30, 1995, Pure Tech holds 88% of the Company's outstanding common stock.

      d.    Loss per share

            Net loss per common share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding during each period presented.


10.    Supplementary Information - Statement of Cash Flows:

       Cash paid for interest approximated $3,600 for the period January 21, 1994 (inception) to December 31, 1994, $-0- for the six months ended June 30, 1995, and $2,000 for the period January 21, 1994 (inception) to June 30, 1994.

       In January 1994, the Company issued common stock to the founding shareholders for services provided (see Note 9). In June 1994 and March 1995, the Company issued common stock to Pure Tech for an aggregate of 503,850 shares of Pure Tech common stock (see Note 9). In October 1994, the Company received marketable securities (valued at $37,500) as consideration for a loan made to a third party.

11.    Subsequent Events:

       a.    Business combination

             On July 24, 1995, Gold Securities Corporation ("Gold") acquired Evolutions by merging a wholly-owned subsidiary, GSC Acquisition Corporation, into the Company. The holders of Evolutions stock received an aggregate of 10,000,000 shares of Gold common stock and the right to receive an additional 88,851,174 upon shareholder approval to increase Gold's authorized number of shares.

             Although in the form of a merger, the transaction is, in substance, an acquisition of Gold by Evolutions as the control of Gold will transfer from the management of Gold to the management of Evolutions.

      b.    Proposed acquisition

            Subsequent to June 30, 1995, the Company entered negotiations to purchase of rights and interest in certain product lines of a distributor of infant, preschool, and general soft toy products. Proposed consideration includes cash, shares of Evolutions common stock, and the right to receive additional shares of Evolutions common stock based upon certain performance levels of the product lines over the next three years.

            As part of the proposed agreement, the seller will manage the product lines for a specified period, for which it will receive an amount equal to its monthly operating costs. These management services will include the services of the seller's president.

            As an inducement for the Company to enter into this agreement, the seller will issue to Evolutions warrants to purchase 100,000 shares of its stock at an exercise price of $.10 and 200,000 shares of its stock at an exercise price of $.20.

            In March 1995, the Company loaned the seller $750,000 under a secured note (see Note 6). In July 1995, the Company loaned an additional $300,000, under a note, to the seller. The July note is secured by certain accounts receivable and is due on October 31, 1995. Upon consummation of the proposed acquisition, the two notes will be cancelled. Under certain circumstances, at the option of seller on or before December 31, 1995, the seller can reacquire the product lines but will be obligated to repay the two notes (aggregating $1,050,000) and return all Evolutions shares previously issued.

                         GOLD SECURITIES CORPORATION
                                     AND
                              EVOLUTIONS, INC.

             PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                                JUNE 30, 1995


     On July 24, 1995, Gold Securities Corporation ("Gold") acquired Evolutions, Inc. ("EVI") by merging a wholly owned subsidiary, GSC Acquisition Corporation, into EVI. The holders of EVI stock received an aggregate of 10,000,000 shares of Gold common stock and the right to receive an additional 88,851,174 shares ("Additional Shares") upon shareholder approval to increase Gold's authorized number of shares. Approximately 7.5 million of the Additional Shares will be issued to third parties as brokerage fees in connection with the acquisition.

     Although in the form of a merger, the transaction is, in substance, an acquisition of Gold by EVI as the control of Gold will transfer from the management of Gold to the management of EVI. For purposes of the pro forma financial statements, the value of the acquisition has been based on the estimated value of the recorded assets and liabilities of EVI, as being the most indicative measurement. Such value aggregated $2,495,316 at June 30, 1995.

                              EVOLUTIONS, INC.
                                     AND
                         GOLD SECURITIES CORPORATION
                      PRO FORMA COMBINED BALANCE SHEET
                                JUNE 30, 1995

                                                               GOLD
                                              EVOLUTIONS    SECURITIES       PRO FORMA      PRO FORMA
                                                  INC      CORPORATION      ADJUSTMENTS      COMBINED
                                              ----------   -----------      -----------     ---------
        ASSETS

CURRENT ASSETS:
  Cash                                             $9,717      $20,011        $   -             $29,728
  Securities - available for sale               2,280,822         -               -           2,280,822
  Accounts receivable                               7,567         -               -               7,567
  Due from contractor                             204,152         -               -             204,152
  Inventory                                        59,000         -               -              59,000
  Note receivable - related party                  40,000         -               -              40,000
  Prepaid expenses                                  3,434         -               -               3,434
                                               ----------     --------     ------------      ----------

    Total current assets                        2,604,692       20,011            -           2,624,703

Notes receivable                                  796,000         -               -             796,000

Property and equipment                             11,576         -               -              11,576

Mining properties                                    -          61,621 (1)      (61,621)             -

Goodwill                                             -            -    (1)      197,621         197,621
Other assets                                          950         -               -                 950
                                               ----------     --------     ------------      ----------
                                               $3,413,218      $81,632         $136,000      $3,630,850
                                               ==========     ========     ============      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses           $92,402         $597         $  -             $92,999
  Loans payable                                    29,500         -               -              29,500
  Due to related parties                          796,000         -               -             796,000
                                               ----------     --------     ------------      ----------

    Total current liabilities                     917,902          597            -             918,499

STOCKHOLDERS' EQUITY:
  Common stock, $10 par value;
   authorized 100,000 shares; 1,650
   issued and outstanding                          16,500         -    (1)      (16,500)             -
  Common stock; no par value
   issued and outstanding 8,606,189 and
   107,457,363, respectively                         -         640,269 (1)    2,376,766       3,017,035

  Additional paid-in capital                    2,783,500         -    (1)  (2,783,500)             -
  Deficit                                        (428,346)    (559,234)(1)     559,234         (428,346)
  Unrealized holding gain on securities
   available for sale                             123,662         -               -             123,662
                                               ----------     --------     ------------      ----------
                                                2,495,316       81,035         136,000        2,712,351
                                               ----------     --------     ------------      ----------
                                               $3,413,218      $81,632        $136,000       $3,630,850
                                               ==========     ========     ============      ==========


                See notes to pro forma combined balance sheet

                         GOLD SECURITIES CORPORATION
                                     AND
                              EVOLUTIONS, INC.

                  NOTES TO PRO FORMA COMBINED BALANCE SHEET

                                JUNE 30, 1995

                                 (UNAUDITED)


(1) The pro forma combined balance sheet of Gold and EVI gives effect to the July 24, 1995 issuance of 10,000,000 shares of Gold common stock for 1,650 shares (100% of the outstanding stock) of EVI and the additional issuance of 81,329,889 shares of Gold common stock to be issued to EVI stockholders and 7,521,285 shares of Gold Common Stock as brokerage fees in connection with the acquisition, as if the transaction had occurred on June 30, 1995.

PRO FORMA ADJUSTMENTS:

                              EVOLUTIONS, INC.
                                     AND
                         GOLD SECURITIES CORPORATION
                     PRO FORMA STATEMENTS OF OPERATIONS




                                     PERIOD ENDED DECEMBER 31, 1994                        SIX MONTHS ENDED JUNE 30, 1995
                           --------------------------------------------------    -------------------------------------------------
                                           GOLD                                                   GOLD
                            EVOLUTIONS   SECURITIES     PRO FORMA     PRO FORMA     EVOLUTIONS  SECURITIES   PRO FORMA    PRO FORMA
                              INC      CORPORATION     ADJUSTMENTS   COMBINED         INC      CORPORATION  ADJUSTMENTS  COMBINED
                           ----------  -----------     -----------   ---------     ----------  -----------  -----------  ---------
NET REVENUES                 $124,281       $924        $   -        $125,205      $266,205    $    -       $    -         $266,205
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
COSTS AND EXPENSES:
  Cost of goods sold         216,389        -                         216,389       183,682         -            -          183,682
  Selling,general, and
    administrative           227,245      30,830 (1)      19,800      277,875       137,778         - (1)      9,900        147,678
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
                             443,634      30,830          19,800      494,264       321,460         -          9,900        331,360
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
OPERATING LOSS              (319,353)    (29,906)        (19,800)    (369,059)      (55,255)        -        (9,900)       (65,155)
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
OTHER:
  Loss on sale of
    securities                60,874         -                         60,874        28,470         -            -           28,470
  Abandoned mining claims       -        226,325 (2)    (226,325)         -             -           -            -               -
  Interest expense             3,573         -                          3,573        30,000         -            -           30,000
  Interest income            (42,262)        -                        (42,262)      (26,917)        -            -          (26,917)
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
                              22,185     226,325        (226,325)      22,185        31,553         -            -           31,553
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------

NET LOSS                   ($341,538)  ($256,231)       $206,525    ($391,244)     ($86,808)    $   -       ($9,900)       ($96,708)
                           =========    ========        ========  ===========      ========    =======      ========    ===========

LOSS PER SHARE              ($533.65)     ($0.03)                      ($0.00)      ($60.58)                                 ($0.00)
                           =========    ========                  ===========      ========                             ===========

WEIGHTED AVERAGE
  NUMBER OF SHARES               640                              107,457,363         1,433                             107,457,363
                           =========                              ===========      ========                             ===========


          See notes to pro forma combined statements of operations

                         GOLD SECURITIES CORPORATION
                                     AND
                              EVOLUTIONS, INC.

            NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS

        PERIOD FROM INCEPTION (JANUARY 21, 1994) TO DECEMBER 31, 1994
                                     AND
                       SIX MONTHS ENDED JUNE 30, 1995
                                 (UNAUDITED)


The pro forma combined statements of operations for the periods ended December 31, 1994 and June 30, 1995 give effect to the issuance of the Gold shares as if such transaction had occured as of the inception of EVI (January 21, 1994).

PRO FORMA ADJUSTMENTS:

     1)Amortization of goodwill arising from the acquisition, assuming an amortization period of 10 years.

     2)Write down of assets to fair value based on purchase accounting

                                                                ATTACHMENT J
                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION

                             FINANCIAL STATEMENTS

                                APRIL 30, 1995

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION

                                APRIL 30, 1995

                                   CONTENTS

                                                        Page
                                                        ----
Independent Auditors' Report                              1

Balance Sheets                                            2

Statements of Operations and Accumulated Deficit          3

Statements of Cash Flows                                  4

Notes to Financial Statements                           5 - 7

                    [Letterhead of Bederson & Company LLP]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Direct Connect International Inc.
  and Subsidiary
Midland Park, New Jersey

We have audited the accompanying balance sheet of the Zoo Borns Division (as defined in Note 1) of Direct Connect International Inc. and Subsidiary as of April 30, 1995 and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Zoo Borns Division of Direct Connect International Inc. and Subsidiary as of April 30, 1995, and the results of its operations and its cash flows for the year ended April 30, 1995 in conformity with generally accepted accounting principles.

                                       BEDERSON & COMPANY LLP

                                       /s/ Bederson & Company LLP

West Orange, New Jersey
November 22, 1995

                                      (1)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                                BALANCE SHEETS

                                    ASSETS

                                        September 26,      April 30,
                                             1995             1995
                                        -------------      ---------
                                         (Unaudited)
CURRENT ASSETS:
  Inventories                            $       -        $    40,367
  Prepaid royalties                            10,000          10,000
                                         ------------     -----------
  TOTAL CURRENT ASSETS                         10,000          50,367

MOLDS, MACHINERY AND EQUIPMENT, at cost,
  less accumulated depreciation of
  $7,151 and $3,151                            84,228          32,446
                                         ------------     -----------
TOTAL ASSETS                             $     94,228     $    82,813
                                         ============     ===========

                      LIABILITIES AND ACCUMULATED DEFICIT

CURRENT LIABILITIES:
  Accounts payable and accrued expenses  $    160,434     $   185,846
  Due to owner                              1,062,013       1,139,636
                                         ------------     -----------
  TOTAL LIABILITIES                         1,222,447       1,325,482

ACCUMULATED DEFICIT                        (1,128,219)     (1,242,669)
                                         ------------     -----------
TOTAL LIABILITIES AND ACCUMULATED
  DEFICIT                                $     94,228     $    82,813
                                         ============     ===========

                  The accompanying notes are an integral part
                        of these financial statements.

                                    (2)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
               STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                        May 1, 1995
                                         Through
                                       September 26,    Year Ended
                                           1995       April 30, 1995
                                       -------------  --------------
                                        (Unaudited)

SALES                                   $ 1,071,922    $ 1,389,923
                                        -----------    -----------
COSTS AND EXPENSES:
  Cost of goods sold                        543,724        662,599
  Royalties/licensing fees                   84,817        110,898
  Advertising and promotion                  65,881        758,142
  Depreciation                                4,000          3,151
  General and administrative expenses       259,050        552,600
  Product development costs                    -           545,202
                                        -----------    -----------
  TOTAL COSTS AND EXPENSES                  957,472      2,632,592
                                        -----------    -----------
NET INCOME (LOSS)                           114,450     (1,242,669)

ACCUMULATED DEFICIT - beginning          (1,242,669)          -
                                        -----------    -----------
ACCUMULATED DEFICIT - ending            $(1,128,219)   $(1,242,669)
                                        ===========    ===========

                  The accompanying notes are an integral part
                        of these financial statements.

                                      (3)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                           STATEMENTS OF CASH FLOWS

                                        May 1, 1995
                                         Through
                                       September 26,     Year Ended
                                           1995         April 30, 1995
                                       -------------    --------------
                                        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                     $  114,450       $(1,242,669)
  Adjustments to reconcile net income
    (loss) to net cash from operating
    activities:
    Depreciation                             4,000             3,151
    (Increase) decrease in assets:
      Inventories                           40,367           (40,367)
      Prepaid royalties                       -              (10,000)
    Increase (decrease) in liabilities:
      Accounts payable and accrued
        expenses                           (25,412)          185,846
      Due to owner                         (77,623)        1,139,636
                                        ----------       -----------
  NET CASH PROVIDED BY OPERATING
    ACTIVITIES                              55,782            35,597
                                        ----------       -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Acquisition of molds, machinery
    and equipment                          (55,782)          (35,597)
                                        ----------       -----------
NET INCREASE IN CASH                          -                 -

CASH - beginning                              -                 -
                                        ----------       -----------
CASH - ending                           $     -          $      -
                                        ==========       ===========

                  The accompanying notes are an integral part
                        of these financial statements.

                                      (4)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
         THE PERIOD MAY 1, 1995 THROUGH SEPTEMBER 26, 1995 (UNAUDITED)
                       AND THE YEAR ENDED APRIL 30, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization, Business and Basis of Presentation

         The accompanying financial statements present the financial position, results of operations and changes in accumulated deficit and cash flows of the rights and interest to the Zoo Borns product line, Tea Bunnies product line and Kidsview name (collectively the Zoo Borns Division ) of Direct Connect International Inc. and Subsidiary (the Company). The financial statements are prepared for Evolutions, Inc., in connection with its acquisition of the Zoo Borns Division (Note 5). Certain amounts in the accompanying financial statements have been allocated in a reasonable and consistent manner in order to depict the financial position, results of operations and cash flows of the Zoo Borns Division on a stand-alone basis.

         The Zoo Borns Division, which commenced operations during the year ended April 30, 1995, is engaged in the business of designing, developing, marketing, and distributing a variety of infant, preschool and general soft toy products. Substantially, all of the Company s purchases are from suppliers in the Far East.

         The accompanying balance sheet reflects a working capital deficiency of $1,212,447 at September 26, 1995 (unaudited) and $1,275,115 at April 30, 1995 and the statement of operations for the year ended April 30, 1995 reflects a net loss of $1,242,669. The management of the Company believes the subsequent events described in Note 5, will provide sufficient funds to meet the Zoo Borns Division s operating needs during the next twelve (12) months, assuming no material change in the level of its business operations.

         Inventories

         Inventories are valued at the lower of cost (first-in, first-out method) or market and consist principally of finished goods held for resale.

         Prepaid Royalties

         The Company has entered into license agreements and royalty arrangements for the use of certain characters for its toys and is obligated to pay nonrefundable advances over the terms of these agreements, which are recoupable by the Company to the extent of the royalties earned on products sold. In order to match revenues with expenses, these minimum guarantees are treated as prepaid expenses and are charged against income as the products are sold. Any minimum guaranty paid in excess of earned royalties is charged against income at such point that it is known that earned royalties will not cover minimum royalties.

         Molds, Machinery and Equipment

         Molds, Machinery and equipment, stated at cost less accumulated depreciation, is depreciated using the straight-line method over a five year period.

                                      (5)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
         THE PERIOD MAY 1, 1995 THROUGH SEPTEMBER 26, 1995 (UNAUDITED)
                       AND THE YEAR ENDED APRIL 30, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Income Taxes

         Certain income and expense items are accounted for in different periods for income tax purposes than for financial reporting purposes. Provisions for deferred income taxes are made in recognition of these temporary differences.

         Deferred income tax assets as of April 30, 1995 have been reduced to zero by a valuation allowance of approximately $500,000 due to uncertainties concerning their realization.

         Interim Financial Statements

         The unaudited financial statements reflects all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the results for the period. The results of operations are not necessarily indicative of the results expected for the fiscal year.

NOTE 2 - RELATED PARTY TRANSACTIONS

         During the period May 1, 1995 through September 26, 1995 (unaudited) and year ended April 30, 1995, the Zoo Borns Division purchased products totaling approximately $-0- and $266,986, respectively, from a corporation which is owned and operated by a principal stockholder and executive vice president of the Company. During the year ended April 30, 1995, Zoo Borns Division incurred product development expenses of $49,000 payable to this corporation.

NOTE 3 - LICENSE AGREEMENTS

         The Company has the right to use product names and designs under license agreements with designers. These agreements require the

         Company to pay royalties ranging from five percent to ten percent of sales. The Company is obligated to make minimum annual cash royalty payments aggregating $15,000 for the fiscal year ending April 30, 1996, with respect to the Tea Bunnies product line.

NOTE 4 - MAJOR CUSTOMERS

         The Zoo Borns Division had ninety six percent of its sales to two customers during the period May 1, 1995 through September 26, 1995 (unaudited) and seventy-eight percent of its sales to two customers during the year ended April 30, 1995.

                                    (6)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
         THE PERIOD MAY 1, 1995 THROUGH SEPTEMBER 26, 1995 (UNAUDITED)
                       AND THE YEAR ENDED APRIL 30, 1995

NOTE 5 - SUBSEQUENT EVENTS (Unaudited)

         On September 27, 1995, the Company entered into an agreement with Evolutions, Inc. ( Evo ), an unaffiliated public company, whereby the Company transferred all rights and interests to its Zoo Borns product line, Tea Bunnies product line and Kidsview name to Evo for $750,000 and shares of common stock of Evo equivalent to approximately seven percent of Evo s then outstanding common stock. The Company also has the right to receive additional shares of Evo s common stock, equivalent to approximately fifteen percent of the then outstanding common stock based on certain performance levels of the Zoo Borns Division over the next three years.

         As part of the agreement, the Company will manage these product lines for Evo, and will receive an amount equal to its monthly operating costs, up to $100,000, for such period of time as the Company is managing such product lines. The Company will provide the services of Peter Schneider, president of the Company, for such management, and he has so agreed. This management arrangement may terminate after one year, but could be extended for up to two additional years depending on certain performance levels of such product lines.

         As an inducement for Evo to enter into this agreement, the Company issued to Evo warrants to purchase 300,000 shares of common stock of the Company at exercise prices of $.10 per share with respect to 100,000 shares and $.20 per share with respect to 200,000 shares. In anticipation of consummating the agreement, Evo and the Company entered into a lending arrangement under which the Company signed a promissory note in March 1995 for $750,000 with interest at the annual rate of twelve percent. Such note was secured by 133,973 shares of common stock of Glasgal Communications, Inc. held by the Company and by an interest in certain amounts receivable and is due on September 1, 1996. Subsequently, the Company also signed promissory notes totalling

         $350,000 with interest at the annual rate of twelve percent. Such notes were due on October 31, 1995. Upon consummation of the agreement, all notes were cancelled with $1,100,000 applied to the purchase price and management fees. Under certain circumstances and at the Company s option on or before December 31, 1995, the Company can reacquire the product lines but will be obligated to pay to Evo $1,100,000 and deliver to Evo the shares of Evo common stock previously issued to the Company.

         The Company recognized a gain of approximately $1,000,000 as a result of the sale of the Zoo Borns Division.

                                      (7)

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENTS (UNAUDITED)
                              SEPTEMBER 30, 1995

       On July 24, 1995, Gold Securities Corporation ("Gold") acquired Evolutions, Inc. ("EVI") by merging a wholly-owned subsidiary, GSC Acquisition Corporation, into EVI. The holders of EVI stock received an aggregate of 10,000,000 shares of Gold common stock and the right to receive an additional 88,851,174 shares upon shareholder approval to increase Gold's authorized number of shares.

       Although in the form of a merger, the transaction is, in substance, an acquisition of Gold by EVI as the control of Gold will transfer from the management of Gold to the management of EVI. For purposes of the pro forma financial statements, the value of the record assets and liabilities of EVI, as being the most indicative measurement. Such value aggregated $2,495,316 at June 30, 1995.

       On September 27, 1995, Kidsview, Inc., a wholly owned subsidiary of EVI ("Kidsview"), purchased certain assets of Direct Connect International, Inc. ("DCI"), consisting primarily of a line of toy animals marketed under the tradenames Zoo Borns and Tea Bunnies. In consideration for the purchase, EVI, among other things, conditionally released DCI of $750,000 in indebtedness to EVI. In addition, the Company agreed to issue to DCI 1,500,000 shares of Gold common stock, which issuance is contingent upon shareholder approval to increase Gold's authorized number of shares. Up to an additional 4,000,000 shares of Gold common stock ("Contingent Shares") will be issued to DCI if over a period of three years certain net sales and earnings tests are met in connection with the business acquired from DCI.

       DCI was also indebted to EVI under a $350,000 note payable. Under the terms of the agreement between EVI and DCI, Kidsview and DCI entered into a management agreement pursuant to which DCI will continue to manage the business relating to the toy animals for a monthly fee of up to $100,000. The first $150,000 of management fees incurred will be offset against this note. DCI was conditionally released from the balance of the note, which has been attributed to additional consideration for the acquired assets.

                          GOLD SECURITIES CORPORATION

                      PRO FORMA STATEMENTS OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1994

                                          Gold
                         Evolutions    Securities      Pro forma                   Direct          Pro forma
                            Inc.       Corporation    Adjustments     Subtotal     Connect        Adjustments         Total
                         ----------    -----------    -----------     --------     -------        -----------         -----
NET REVENUES             $ 124,281      $     924      $     -        $ 125,205   $1,331,853      $      -         $ 1,457,058
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
COSTS AND EXPENSES:
   Cost of goods sold      216,389            -              -          216,389      635,329             -             851,718
   Selling, general
    and administrative     227,245         30,830 (1)     27,000        285,075      701,036 (5)    (701,036)          431,475
                                                                                             (3)     146,400
   Management fee              -              -              -              -            -   (4)   1,200,000         1,200,000
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
                           443,634         30,830         27,000        501,464    1,336,365         645,364         2,483,193
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
OPERATING LOSS            (319,353)       (29,906)       (27,000)      (376,259)      (4,512)       (645,364)       (1,026,135)
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
OTHER:
   Loss on sale of
    securities              60,874            -              -           60,874          -               -              60,874
   Abandoned mining
    claims                     -          226,325 (2)   (226,325)           -            -               -                 -
   Interest expense          3,573            -              -            3,573          -               -               3,573
   Interest income         (42,262)           -              -          (42,262)         -               -             (42,262)
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
                            22,185        226,325       (226,325)        22,185          -               -              22,185
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
NET (LOSS) INCOME        $(341,538)     $(256,231)     $ 199,325      $(398,444)  $   (4,512)     $ (645,364)      $(1,048,320)
                         =========      =========      =========      =========   ==========      ==========       ===========
LOSS PER SHARE                                                           $(0.00)                                        $(0.01)
                                                                         ======                                         ======
WEIGHTED AVERAGE
 NUMBER OF SHARES                                                   107,457,363                                    108,957,363
                                                                    ===========                                    ===========

           See notes to pro forma combined statements of operations

                          GOLD SECURITIES CORPORATION

                      PRO FORMA STATEMENTS OF OPERATIONS

                     NINE MONTHS ENDED SEPTEMBER 30, 1995

                                         Gold
                         Evolutions   Securities      Pro forma                  Direct        Pro forma
                            Inc.      Corporation    Adjustments    Subtotal     Connect      Adjustments       Total
                         ----------   -----------    -----------    --------     -------      -----------       -----
NET REVENUES             $ 309,910      $  -           $    -       $ 309,910   $1,904,696    $      -        $2,214,606
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
COSTS AND EXPENSES:
   Cost of goods sold      229,822         -                -         229,822      947,579           -         1,177,401
   Selling, general
    and administrative     188,301         -  (1)        18,700       207,001    1,275,062(5) (1,275,062)        317,001
                                                                                          (3)    110,000
   Management fee              -           -                -             -            -  (4)    900,000         900,000
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
                           418,123         -             18,700       436,823    2,222,641      (265,062)      2,394,402
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
OPERATING (LOSS) INCOME   (108,213)        -            (18,700)     (126,913)    (317,945)      265,062        (179,796)
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
OTHER:
   Loss on sale of
    securities              49,697         -                -          49,697          -             -            49,697
   Interest expense         37,794         -                -          37,794          -             -            37,794
   Interest income         (26,917)        -                -         (26,917)         -             -           (26,917)
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
                            60,574         -                -          60,574          -             -            60,574
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
NET (LOSS) INCOME        $(168,787)     $  -           $(18,700)    $(187,487)  $ (317,945)   $  265,062      $ (240,370)
                         =========      =========      ========     =========   ==========    ==========      ==========
LOSS PER SHARE                                                         $(0.00)                                    $(0.00)
                                                                       ======                                     ======
WEIGHTED AVERAGE
 NUMBER OF SHARES                                                 107,457,363                                108,957,363
                                                                  ===========                                ===========

           See notes to pro forma combined statements of operations

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
             NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1994 AND
                     NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

       The pro forma combined statements of operations for the year ended December 31, 1994 includes the statement of operations of EVI for the period from inception (January 21, 1994) to December 31, 1994, the statement of operations of Gold for the year ended December 31, 1994, and the statement of operations of the acquired product line of DCI for the twelve months January 31, 1995. The statement of operations of the acquired product line of DCI for the twelve month period ended January 31, 1995 was derived by deducting the statement of operations data for the three months ended April 30, 1995 from the statement of operations data for the year ended April 30, 1995 and adding the statement of operations data for the three months ended April 30, 1994.

       The pro forma combined statements of operations for the nine months ended September 30, 1995 includes the statement of operations of EVI for the nine months ended September 30, 1995, the statement of operations of Gold from January 1, 1995 through July 24, 1995 (date of merger) and the statement of operations of the acquired product line DCI for the nine months ended September 30, 1995. The statement of operations of the acquired product line of DCI from the nine months ended September 30, 1995 was derived by adding the statement of operations for the eight months ended September 30, 1995 with the statement of operations for the one month ended January 31, 1995.

The pro forma combined statements of operations have been prepared as if the merger and acquisition transactions had been consummated as of January 21, 1994 and January 1, 1995, respectively. The pro forma results of operations do not purport to be indicative of the results of operations that actually would have resulted had such transactions been consummated on such dates.

       Combination of Gold and EVI

       (1) To record additional amortization of goodwill arising from the acquisition, assuming an amortization period of 10 years.

       (2) To record write down of assets to fair value based upon purchase accounting.

       Acquisition of DCI Product Line

       (3) To record amortization of intangible assets arising from the acquisition, assuming an amortization period of 7 years.

       (4) To record monthly management fee due to DCI under the Management Agreement dated September 27, 1995. The Agreement provides for a monthly fee equal to the lesser of $100,000 or DCI's documented operating costs in performing its services. The pro forma statements of operations assume a monthly fee of $100,000.

       (5) To deduct selling, general, and administrative costs of DCI, as such costs will be covered by the monthly management fee described in Note 4.